UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )

Filed by the Registrant  x
Filed by a Party other than the Registrant  o
Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

AIP ALTERNATIVE STRATEGIES FUNDS
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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PRELIMINARY PROXY MATERIAL FOR SECURITIES AND EXCHANGE COMMISSION ONLY

AIP ALTERNATIVE STRATEGIES FUNDS
on behalf of
Alpha Hedged Strategies Fund
Beta Hedged Strategies Fund
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
(866) 569-2383

July __, 2009

Dear Shareholder:

We are writing to inform you of the upcoming special combined meeting (the “Meeting”) of shareholders of the Alpha Hedged Strategies Fund (“Alpha”) and Beta Hedged Strategies Fund (“Beta” and together with Alpha, the “Funds” and each, a “Fund”), each a series of AIP Alternative Strategies Funds (the “Trust”).  The Meeting is scheduled for August 28, 2009 to vote on important proposals affecting the Funds as described in the enclosed Proxy Statement.  In addition, each of the series of Underlying Funds Trust in which the Funds invest their assets (the “Underlying Funds”) is seeking the vote of shareholders to provide voting instructions to the Board of Trustees of the Trust, on behalf of the Funds, regarding certain proposals described in the enclosed Proxy Statement.  As the sole shareholders of the Underlying Funds, each of the Funds will vote its shares in the Underlying Funds.

Your Fund and its investment objectives will not change as a result of this proxy solicitation.  You will still own the same shares in such Fund.

If you are a shareholder of record as of the close of business on June 30, 2009, you are entitled to vote at the Meeting and at any adjournment or postponement thereof.  While you are, of course, welcome to join us at the Meeting, most shareholders will cast their votes by filling out and signing the enclosed Proxy Card or by voting by touch-tone telephone or through the Internet, as explained on the Proxy Card.  The Board has recommended approval of each proposal and encourages you to vote “FOR” each proposal.  If you have any questions regarding the issue to be voted on, please do not hesitate to call the Funds’ administrator at (866) 569-2383.  Whether or not you are planning to attend the Meeting, we need your vote.  Please mark, sign, and date the enclosed Proxy Card(s) for the Fund or Funds of which you hold shares and promptly return it in the enclosed, postage-paid envelope so that the maximum number of shares may be voted.  You may instead choose to vote by touch-tone telephone or through the Internet, as explained on your Proxy Card.

Thank you for taking the time to consider these important proposals and for your continuing investment in the Funds.

Sincerely,

AIP ALTERNATIVE STRATEGIES FUNDS

/s/ Lee Schultheis, President

YOUR VOTE IS IMPORTANT

We consider the vote of each shareholder important, whatever the number of shares held.  Please sign, date and return your proxy card in the enclosed envelope (unless you are authorizing your proxy by touch-tone telephone or through the Internet) at your earliest convenience.

PRELIMINARY PROXY MATERIAL FOR SECURITIES AND EXCHANGE COMMISSION ONLY

AIP ALTERNATIVE STRATEGIES FUNDS
on behalf of
Alpha Hedged Strategies Fund
Beta Hedged Strategies Fund
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
(866) 569-2383

NOTICE OF SPECIAL COMBINED MEETING
TO BE HELD AUGUST 28, 2009

Important Notice regarding the Availability of Proxy Materials for the Special Combined Meeting of Shareholders to Be Held on August 28, 2009: The Notice of Special Combined Meeting of Shareholders and Proxy Statement are available on the Internet at www.proxy-direct.com.

To the shareholders of Alpha Hedged Strategies Fund (“Alpha”) and Beta Hedged Strategies Fund (“Beta” and together with Alpha, the “Funds”), each a series of AIP Alternative Strategies Funds (the “Trust”):

Notice is hereby given that a special combined meeting (the “Meeting”) of shareholders of the Funds will be held on August 28, 2009, at 9:00 a.m., Eastern time, at ________________.  At the Meeting, you and the other shareholders of the Funds will be asked to consider and vote, as applicable:

1.
To approve a new investment advisory agreement by and between the Trust, on behalf of Alpha, and Alternative Investment Partners, LLC (“AIP”), the Funds’ investment adviser; pursuant to which AIP will continue to act as investment adviser with respect to the assets of Alpha on substantially the same terms as the current investment advisory agreement, after the acquisition of a majority of the interests of AIP by Hatteras Capital Investment Management, LLC (“HCIM”);

2.
To approve a new investment advisory agreement by and between the Trust, on behalf of Beta, and AIP; pursuant to which AIP will continue to act as investment adviser with respect to the assets of Beta on substantially the same terms as the current investment advisory agreement, after the acquisition of a majority of the interests of AIP by HCIM;

3.
To instruct the Board, on behalf of Alpha, to approve a new investment advisory agreement by and between the Underlying Funds Trust, on behalf of each of its series (the “Underlying Funds”), and AIP; pursuant to which AIP will continue to act as investment adviser with respect to the assets of the Underlying Funds on substantially the same terms as the current investment advisory agreement, after the acquisition of a majority of the interests of AIP by HCIM;

4.
To instruct the Board, on behalf of Beta, to approve a new investment advisory agreement by and between the Underlying Funds Trust, on behalf of the Underlying Funds, and AIP; pursuant to which AIP will continue to act as investment adviser with respect to the assets of the Underlying Funds on substantially the same terms as the current investment advisory agreement, after the acquisition of a majority of the interests of AIP by HCIM;

5.	To instruct the Board, on behalf of Alpha, to approve the retention of payments made by AIP to certain sub-advisers under the respective sub-advisory agreements;

6.	To instruct the Board, on behalf of Beta, to approve the retention of payments made by AIP to certain sub-advisers under the respective sub-advisory agreements;

7.
To approve, on behalf of Alpha, the Distribution Plan under Rule 12b-1 (the “Distribution Plan”) applicable to Alpha’s Class C shares and the retention of distribution fee payments made under the Distribution Plan since August 1, 2008 to unaffiliated third parties;

8.
To approve, on behalf of Beta, the Distribution Plan applicable to Beta’s Class C shares and the retention of distribution fee payments made under the Distribution Plan since August 1, 2008 to unaffiliated third parties;

9.	To elect four additional Trustees to the Board of Trustees to hold office until their respective successors have been duly elected and qualified; and

10.	To transact such other business as may properly come before the Meeting or any adjournments thereof.

These proposals are discussed in greater detail in the attached Proxy Statement.  Shareholders of record at the close of business on June 30, 2009 are entitled to notice of, and to vote at, the Meeting.  Please read the accompanying Proxy Statement.  Regardless of whether you plan to attend the Meeting, please complete, sign and return promptly the enclosed proxy card so that a quorum will be present and a maximum number of shares may be voted.  Alternatively, you can authorize your proxy by touch-tone telephone or through the Internet by following the directions on the enclosed proxy card.  You may change your vote at any time by submitting a later-dated proxy or by voting at the Meeting.

By Order of the Board of Trustees

/s/ Lee Schultheis

Lee Schultheis, President
July __, 2009

PRELIMINARY PROXY MATERIAL FOR SECURITIES AND EXCHANGE COMMISSION ONLY

AIP ALTERNATIVE STRATEGIES FUNDS
on behalf of
Alpha Hedged Strategies Fund
Beta Hedged Strategies Fund
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
(866) 569-2383

PROXY STATEMENT
__________, 2009

General.  This Proxy Statement is being furnished by the Board of Trustees (the “Board”) of AIP Alternative Strategies Funds (the “Trust”), to the shareholders of its two series, Alpha Hedged Strategies Fund and Beta Hedged Strategies Fund (the “Funds” and each, a “Fund”), in connection with the Funds’ solicitation of shareholders’ proxies for use at a special combined meeting (the “Meeting”) to be held August 28, 2009, at 9:00 a.m., Eastern time, at _____________________,] for the purposes set forth below and in the accompanying Notice of Special Combined Meeting.  The approximate mailing date of this Proxy Statement to shareholders is _________, 2009.  At the Meeting, the shareholders of the Funds will be asked, as applicable:

1.
To approve a new investment advisory agreement by and between the Trust, on behalf of Alpha, and Alternative Investment Partners, LLC (“AIP”), the Funds’ investment adviser; pursuant to which AIP will continue to act as investment adviser with respect to the assets of Alpha on substantially the same terms as the current investment advisory agreement, after the acquisition of a majority of the interests of AIP by Hatteras Capital Investment Management, LLC (“HCIM”);

2.
To approve a new investment advisory agreement by and between the Trust, on behalf of Beta, and AIP; pursuant to which AIP will continue to act as investment adviser with respect to the assets of Beta on substantially the same terms as the current investment advisory agreement, after the acquisition of a majority of the interests of AIP by HCIM;

3.
To instruct the Board, on behalf of Alpha, to approve a new investment advisory agreement by and between the Underlying Funds Trust, on behalf of each of its series (the “Underlying Funds”), and AIP; pursuant to which AIP will continue to act as investment adviser with respect to the assets of the Underlying Funds on substantially the same terms as the current investment advisory agreement, after the acquisition of a majority of the interests of AIP by HCIM;

4.
To instruct the Board, on behalf of Beta, to approve a new investment advisory agreement by and between the Underlying Funds Trust, on behalf of the Underlying Funds, and AIP; pursuant to which AIP will continue to act as investment adviser with respect to the assets of the Underlying Funds on substantially the same terms as the current investment advisory agreement, after the acquisition of a majority of the interests of AIP by HCIM;

5.	To instruct the Board, on behalf of Alpha, to approve the retention of payments made by AIP to certain sub-advisers under the respective sub-advisory agreements;

6.	To instruct the Board, on behalf of Beta, to approve the retention of payments made by AIP to certain sub-advisers under the respective sub-advisory agreements;

1

7.
To approve, on behalf of Alpha, the Distribution Plan under Rule 12b-1 (the “Distribution Plan”) applicable to Alpha’s Class C shares and the retention of distribution fee payments made under the Distribution Plan since August 1, 2008 to unaffiliated third parties;

8.
To approve, on behalf of Beta, the Distribution Plan applicable to Beta’s Class C shares and the retention of distribution fee payments made under the Distribution Plan since August 1, 2008 to unaffiliated third parties;

9.	To elect four additional Trustees to the Board of Trustees to hold office until their respective successors have been duly elected and qualified; and

10.	To transact such other business as may properly come before the Meeting or any adjournments thereof.

Record Date/Shareholders Entitled to Vote.  Each Fund is a separate series, or portfolio, of the Trust, a Delaware statutory trust and registered investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).  The record holders of outstanding shares of the Funds are entitled to vote one vote per share (and a fractional vote per fractional share) on all matters presented at the Meeting.  Shareholders of the Funds at the close of business on June 30, 2009, will be entitled to be present and vote at the Meeting.  As of that date, there were 29,733,462 shares of the Alpha Hedged Strategies Fund outstanding and entitled to vote, representing total net assets of approximately $286,133,132 and 603,712 shares of Beta Hedged Strategies Fund outstanding and entitled to vote, representing total net assets of approximately $5,139,017.

Voting Proxies. Whether you expect to be personally present at the Meeting or not, we encourage you to vote by proxy.  You can do this by completing, dating, signing and returning the enclosed proxy card.  You may instead choose to vote by touch-tone telephone or through the Internet, as explained on your proxy card. Properly executed proxies will be voted as you instruct by the persons named in the accompanying proxy statement.  In the absence of such direction, however, the persons named in the accompanying proxy statement intend to vote FOR each proposal and FOR the additional Trustees and may vote in their discretion with respect to other matters not now known to the Board that may be presented at the Meeting.  Shareholders who execute proxies may revoke them at any time before they are voted, either by executing or authorizing a later-dated proxy by mail, touch-tone telephone or through the Internet, or in person at the Meeting.  If not so revoked, the shares represented by the proxy will be voted at the Meeting, and any adjournments or postponements thereof, as instructed.  Attendance by a shareholder at the Meeting does not, in itself, revoke a proxy.

In addition to approval by the Board, including by a majority of its Trustees who are not considered to be “interested persons” of the Fund as that term is defined in the 1940 Act (the “Independent Trustees”), the affirmative vote of the holders of a majority of the outstanding shares of each Fund, voting separately, is required for Proposals No. 1 through 6 to become effective, and the affirmative vote of the holders of a majority of the outstanding Class C shares of each Fund, voting separately, is required for Proposals No. 7 and 8 to become effective.  “Majority” for these purposes, as permitted under the 1940 Act, means the vote of the lesser of (1) at least 67% of the outstanding shares present at the Meeting if more than 50% of the outstanding shares are present or represented by proxy at the Meeting, or (2) more than 50% of the outstanding shares.  In addition, the Board is asking a majority of the Funds’ shareholders present at the Meeting in person or by proxy, voting collectively, to specifically elect the four additional Trustees as set forth in Proposal No. 9.

All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon.  Proxies received prior to the Meeting on which no vote is indicated will be voted “for” each proposal as to which it is entitled to vote.

Quorum Required to Hold Meeting.  In order to transact business at the Meeting, a “quorum” must be present.  Under the Trust’s Agreement and Declaration of Trust and Delaware law, a quorum is constituted by the presence in person or by proxy of the holders of one-third of each Fund’s shares entitled to vote at the Meeting.

Abstentions and broker non-votes (i.e., proxies from brokers or nominees indicating that they have not received instructions from the beneficial owners on an item for which the brokers or nominees do not have discretionary power to vote) will be treated as present for determining whether a quorum is present with respect to a particular matter.  Abstentions and broker non-votes will not, however, be counted as voting on any matter at the Meeting when the voting requirement is based on achieving a percentage of the “voting securities outstanding.”  With respect to any proposal that requires the affirmative vote of a majority of the Fund’s shares present at the Meeting or of the Fund’s shares outstanding for approval, a broker non-vote or abstention will have the effect of a vote against the proposal.

If a quorum of shareholders of the Funds is not present at the Meeting, or if a quorum is present but sufficient votes to approve a proposal are not received, the persons named as proxies may, but are under no obligation to, propose one or more adjournments or postponements of the Meeting to permit further solicitation of proxies.  Any business that might have been transacted at the Meeting may be transacted at any such adjourned or postponed session(s) at which a quorum is present.  The Meeting may also be adjourned or postponed from time to time by a majority of the votes of the Funds properly cast upon the question of adjourning or postponing the Meeting to another date and time, whether or not a quorum is present.  With respect to each proposal, the persons named as proxies will vote all proxies in favor of adjournment that voted in favor of a particular proposal (including abstentions and broker non-votes), and vote against adjournment all proxies that voted against such proposal.  Abstentions and broker non-votes will have the same effect at any adjourned meeting as noted above.

Method and Cost of Proxy Solicitation.  Proxies will be solicited by the Trust primarily by mail.   The solicitation may also include telephone, facsimile, electronic or oral communications by certain officers or employees of the Funds, AIP, or U.S. Bancorp Fund Services, LLC (“USBFS”), the Funds’ administrator, who will not be paid for these services.  In addition, AIP and HCIM have retained Georgeson, Inc. d/b/a Computershare Fund Services (“Georgeson”), 280 Oser Avenue, Hauppauge, New York 11788, to assist in the proxy solicitation and the tabulation of votes.  The cost of Georgeson’s services is estimated at $45,000, plus expenses.  In addition, AIP and HCIM have agreed to indemnify Georgeson for certain claims or liabilities it may incur as a result of the proxy solicitation.  The costs and expenses connected with the solicitation of the proxies and with any further proxies which may be solicited by the Funds’ officers or Georgeson, in person or by telephone, will be borne by AIP and HCIM equally.  The Funds, AIP or USBFS may also request broker-dealer firms, custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of the shares of the Funds held of record by such persons.  If requested, AIP and HCIM shall reimburse such broker-dealer firms, custodians, nominees and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation, including reasonable expenses in communicating with persons for whom they hold shares of the Funds.

As the Meeting date approaches, certain shareholders may receive a telephone call from a representative of Georgeson and/or officers or employees of AIP or HCIM, if their votes have not been received.  Authorization to permit Georgeson to execute proxies may be obtained by telephonic or electronically transmitted instructions from shareholders of the Funds. Proxies that are obtained telephonically will be recorded in accordance with procedures believed by the Funds to be reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.  If a shareholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone or electronically, the shareholder may still submit the proxy card originally sent with this proxy statement or attend in person.  Should shareholders require additional information regarding the proxy or a replacement proxy card, they may contact Georgeson toll-free at 1-866-241-6192.  Any proxy given by a shareholder is revocable until voted at the Meeting.

Other Information. As noted above, the Funds’ investment adviser is Alternative Investment Partners, LLC, 600 Mamaroneck Avenue, Suite 400, Harrison, New York 10528.  The Funds’ current distributor and principal underwriter is Quasar Distributors, LLC (“Quasar”), 615 East Michigan Street, Milwaukee, Wisconsin, 53202.  In addition to serving as the Funds’ administrator, USBFS also serves as the Funds’ transfer and dividend disbursing agent, and is an affiliate of Quasar.  USBFS is located at 615 East Michigan Street, Milwaukee, Wisconsin, 53202.  Custodial Trust Company, 101 Carnegie Center, Princeton, New Jersey 08540, serves as custodian for the Funds’ securities and cash.

Independent Registered Public Accountants.  KPMG LLP (“KPMG”), Milwaukee, Wisconsin, currently serves as the independent registered public accounting firm for the Funds.  Representatives of KPMG are not expected to attend the Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

The Trust has engaged KPMG to perform audit services, audit-related services, tax services and other services for each Fund during the past two fiscal years.  “Audit services” refer to performing an audit of each Fund’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by KPMG:

	Total for fiscal year ending 12/31/07	Total for fiscal year ending 12/31/08
Audit Fees	$67,000	$76,058
Audit-Related Fees	$0	$0
Tax Fees	$12,800	$19,330
All Other Fees	$0	$0

The Trust’s Audit Committee has adopted pre-approval policies and procedures that require the Audit Committee to pre-approve all audit and non-audit services for the Funds, including non-audit services provided to any entity affiliated with the Trust.  All of KPMG’s hours spent on auditing the Funds’ financial statements were attributed to work performed by full-time permanent employees of KPMG.

For the past two fiscal years, KPMG has not billed the Trust or AIP (or any entity controlling, controlled by or under common control with AIP) for any non-audit fees other than certain tax fees.

On May 22, 2007, the Audit Committee of the Trust met and engaged KPMG to serve as the Funds’ independent registered public accounting firm for the fiscal year ending December 31, 2007, and the Funds, with the approval of the Trust’s Audit Committee, dismissed the predecessor independent registered public accounting firm.  The reports of the predecessor independent registered public accounting firm on the Funds’ financial statements for the fiscal years ended July 31, 2006 and 2005 and for the fiscal period ended December 31, 2006 contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principles.  During the Funds’ fiscal years ended July 31, 2006 and 2005 and for the fiscal period ended December 31, 2006 and through May 22, 2007 there were no disagreements with the predecessor independent registered public accounting firm on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the predecessor independent registered public accounting firm, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the Funds’ financial statements.

Share Ownership.  To the knowledge of the Funds’ management, before the close of business on June 30, 2009, the following persons owned of record more than 5% of the outstanding shares of each Fund:

Name and Address	Name of Fund	Number of Shares	% Ownership	Type of Ownership
Charles Schwab & Co. 101 Montgomery Street San Francisco, CA 94104-4151	Alpha Hedged Strategies Fund – No Load Class	5,708,912.872	20.98%	Record
Morgan Stanley Smith Barney 333 W. 34th Street New York, NY 10001-2402	Alpha Hedged Strategies Fund – No Load Class	4,504,488.997	16.56%	Record
National Financial Services LLC 200 Liberty Street New York, NY 10281-1003	Alpha Hedged Strategies Fund – No Load Class	2,206,939.839	8.11%	Record
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	Alpha Hedged Strategies Fund – No Load Class	1,791,328.510	6.58%	Record
Morgan Keegan & Co., Inc. 50 N. Front Street Memphis, TN 38103-2126	Alpha Hedged Strategies Fund – Class C	258,364.699	10.22%	Record
Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	Alpha Hedged Strategies Fund – Class C	173,068.745	6.84%	Record
First Clearing LLC 1 N. Jefferson Avenue St. Louis, MO 63103-2205	Alpha Hedged Strategies Fund – Class C	161,311.604	6.38%	Record
Morgan Stanley Smith Barney 333 W. 34th Street New York, NY 10001-2402	Alpha Hedged Strategies Fund – Class C	153,752.338	6.08%	Record
Charles Schwab & Co. 101 Montgomery Street San Francisco, CA 94104-4151	Beta Hedged Strategies Fund – No Load Class	147,862.379	30.22%	Record
National Financial Services LLC 200 Liberty Street New York, NY 10281-1003	Beta Hedged Strategies Fund – No Load Class	75,281.716	15.38%	Record
Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	Beta Hedged Strategies Fund – Class C	22,967.796	20.08%	Record
Morgan Stanley Smith Barney 333 W. 34th Street New York, NY 10001-2402	Beta Hedged Strategies Fund – Class C	8,461.865	7.40%	Record
National Financial Services LLC 200 Liberty Street New York, NY 10281-1003	Beta Hedged Strategies Fund – Class C	6,892.210	6.03%	Record

Information about the Funds.  The Trust, on behalf of the Funds, is required by Federal law to file reports, proxy statements and other information with the Securities and Exchange Commission (“SEC”).  The SEC maintains a website that contains information about the Funds (www.sec.gov). Any such proxy material, reports and other information can be inspected and copied, after paying a duplicating fee, at the Office of Public Reference, Securities and Exchange Commission, 100 F Street, N.E., Washington, D.C. 20549-0102 or by electronic request at the following E-mail address: publicinfo@sec.gov.   The public may obtain information on the operation of the SEC’s Public Reference Room by calling the SEC at (800) SEC-0330.

Reports to Shareholders.  COPIES OF THE FUNDS’ MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS ARE AVAILABLE WITHOUT CHARGE UPON WRITING TO THE FUNDS, C/O U.S. BANCORP FUND SERVICES, LLC, P.O. BOX 701, MILWAUKEE, WISCONSIN, 53201-0701 OR BY CALLING, TOLL-FREE, (866) 569-2383.  THESE REPORTS ARE ALSO AVAILABLE ON THE SEC’S WEBSITE, WWW.SEC.GOV.

SUMMARY OF PROPOSALS

The Proposals described in this Proxy Statement and the Funds or Classes to which each applies are set forth below:

SUMMARY OF PROPOSAL	AFFECTED FUND(S)/CLASS(ES)
	ALPHA		BETA
	No Load Shares	Class C Shares	No Load Shares	Class C Shares
Proposal 1: Approval of New Advisory Agreement on behalf of Alpha	X	X
Proposal 2: Approval of New Advisory Agreement on behalf of Beta			X	X
Proposal 3: Approval to Instruct the Board, on behalf of Alpha, to approve the New UFT Advisory Agreement	X	X
Proposal 4: Approval to Instruct the Board, on behalf of Beta, to approve the New UFT Advisory Agreement			X	X
Proposal 5: To Instruct the Board, on behalf of Alpha, to Approve the Retention of Payments to Sub-Advisers	X	X
Proposal 6: To Instruct the Board, on behalf of Beta, to Approve the Retention of Payments to Sub-Advisers			X	X
Proposal 7: Approval, on behalf of Alpha, of the Distribution Plan and Retention of Payments made under the Distribution Plan to Unaffiliated Third Parties		X
Proposal 8: Approval, on behalf of Beta, of the Distribution Plan and Retention of Payments made under the Distribution Plan to Unaffiliated Third Parties				X
Proposal 9: Election of four additional Trustees	X	X	X	X

BACKGROUND RELATING TO THE PROPOSALS

On July 7, 2009, AIP entered into a securities purchase agreement pursuant to which Hatteras Capital Investment Management, LLC (“HCIM”), a registered investment adviser located in Raleigh, North Carolina, would purchase 55% of the membership interests of AIP from an affiliate of Asset Alliance Corporation, subject to certain conditions (the “Transaction”).  Currently, Asset Alliance’s affiliate owns 66.67% of the interests of AIP and Mr. Lee Schultheis owns the remaining 33.33%.  Following the Transaction, AIP will retain the current members of the investment management team, who will execute employment agreements as a condition of closing the Transaction, and certain personnel currently providing services to the Funds.  Asset Alliance’s affiliate will receive payments for its interests in connection with the Transaction.  Prior to the closing of the Transaction, it is contemplated that Trust Advisory Group, Inc. will contribute the assets of Trust Advisors LLC to AIP.  In return for this contribution, Trust Advisory Group, Inc. will receive a membership interest in AIP, which it in turn will partially distribute to Mr. Mark Tonucci and Mr. Michael Portnoy (such Transaction, the “TA Transaction”). Asset Alliance will restructure its ownership of AIP in connection with the TA Transaction.  Therefore, the combined result of the TA Transaction and the Transaction is that the interests in AIP would be held by two affiliates of Asset Alliance, Mr. Schultheis, Trust Advisory Group, Inc., Mr. Tonucci, Mr. Portnoy and HCIM.  Upon consummation of the TA Transaction, the Portfolio Research Consultant Agreement will terminate.  AIP does not anticipate entering into a new Portfolio Research Consultant Agreement, but will provide the services previously provided by Trust Advisors LLC directly to the Funds and the Underlying Funds.  AIP anticipates entering into an administrative services agreement with HCIM pursuant to which AIP will pay, out of its own resources, a fee to HCIM for certain non-advisory services.  It is also anticipated that the Board will terminate the Funds' existing distribution agreement with Quasar and enter into a distribution agreement with Hatteras Capital Distributors, LLC (“HCD”), a registered broker-dealer affiliate of HCIM.  HCD intends to retain, subject to the Board’s approval, Quasar as a sub-distributor.

HCIM, along with its affiliated entities (collectively referred to as “Hatteras”) is a provider of unique alternative investment solutions for investment professionals.  Hatteras was founded in 2003. As of June 30, 2009, Hatteras had assets under management of approximately $1.3 billion.  HCIM is controlled by David B. Perkins and Robert Worthington.

The Transaction is subject to the receipt of certain approvals and the fulfillment of certain other conditions contained in the securities purchase agreement.

PROPOSAL NO. 1:

APPROVAL, BY THE SHAREHOLDERS OF ALPHA,
OF THE TRUST’S INVESTMENT ADVISORY AGREEMENT
WITH AIP

PROPOSAL NO. 2:

APPROVAL, BY THE SHAREHOLDERS OF BETA,
OF THE TRUST’S INVESTMENT ADVISORY AGREEMENT
WITH AIP

Background and Legal Analysis. Pursuant to an investment advisory agreement dated September 27, 2004, as amended April 28, 2006 (the “Current Advisory Agreement”), AIP currently provides investment advisory services to the Funds and may, from time to time, manage a portion of the assets of each Fund.  On August 14, 2008, the Board, including all of the Independent Trustees voting separately, approved the continuation of the Current Advisory Agreement at its in-person meeting.

Section 15(a) of the 1940 Act prohibits any person from serving as an investment adviser to a registered investment company except pursuant to a written contract that has been approved by the shareholders.  Section 15(a) also provides that any such advisory contract must terminate on its “assignment.”  The Transaction will result in a change in control of AIP and will, therefore, constitute an “assignment” of the Current Advisory Agreement within the meaning of the 1940 Act.  An investment advisory agreement automatically terminates upon its “assignment” under the applicable provisions of the 1940 Act.

On May 21, 2009, the Board met in-person to discuss, among other things, the proposed Transaction and following the meeting held further discussions during executive sessions of only the Independent Trustees.  On June 10, 2009, the Board, including all of the Independent Trustees, met in person to consider the approval of an investment advisory agreement (the “New Advisory Agreement”) between the Trust, on behalf of each of the Funds, and AIP, as newly constituted after giving effect to the Transaction.  After giving consideration to the factors set forth below under “Considerations of the Board of Trustees,” the Board, including a majority of the Independent Trustees after having met in an executive session with independent counsel, voted to approve the New Advisory Agreement, subject to shareholder approval, and recommended that it be submitted to shareholders for approval.  Mr. Steven Bondi, an interested Trustee, did not attend the meeting in person but did attend the June 10, 2009 meeting by telephone and therefore, under the 1940 Act, could not vote regarding matters presented for approval at the meeting that required an in-person meeting to approve.

Shareholders of each Fund must approve the New Advisory Agreement for AIP to continue to serve as investment adviser to the Funds after giving effect to the Transaction.  If approved by the shareholders of each Fund, the New Advisory Agreement will be executed and become effective upon the closing of the Transaction (currently scheduled for August of 2009).  The New Advisory Agreement allows AIP to manage the Funds for a term of two years according to substantially identical terms as the Current Advisory Agreement.  The New Advisory Agreement differs from the Current Advisory Agreement only with respect to the date of execution, the name of AIP following the Transaction (Hatteras Alternative Investment Partners, LLC) and other non-material changes.

Summary of Current Advisory Agreement and New Advisory Agreement.  Although the following description is only a summary, this Proxy Statement describes the material terms of the New Advisory Agreement.  A form of New Advisory Agreement is attached at Exhibit A and should be referenced for its specific terms.

Advisory Services and Fees.  The Current Advisory Agreement and the New Advisory Agreement provide that AIP, either directly or through the identification and supervision of suitable Sub-Advisers, provides certain investment advisory services to the Funds, including Fund management, investment research and the allocation of Fund assets to separate sub-accounts of sub-advisers, subject to the supervision of the Board.  Under the New Advisory Agreement, AIP will also provide the Funds portfolio research services that were previously provided in accordance with the Funds’ Portfolio Research Consulting Agreement with Trust Advisors LLC.  Under both the Current Advisory Agreement and the New Advisory Agreement, AIP is compensated under its investment advisory agreement with Underlying Funds Trust, for its investment advisory services at the annual rate of 2.50% of each Underlying Fund’s average daily net assets.

Brokerage Policies.  The Current Advisory Agreement and the New Advisory Agreement authorize AIP to select the brokers or dealers that will execute the purchases and sales of securities of the Funds and direct AIP to use its best efforts to obtain the best available price and most favorable execution.  AIP may pay a broker a commission in excess of that which another broker might have charged for effecting the same transaction, in recognition of the value of the research, software or other services provided by the broker to AIP.  However, both agreements provide that such higher commissions will not be paid by the Funds unless AIP determines the commissions are reasonable in relation to the value of services provided and satisfies other requirements in accordance with Section 28(e) under the Securities Exchange Act of 1934 (the “Exchange Act”).

Payment of Expenses.  The Current Advisory Agreement and the New Advisory Agreement provide that AIP will pay all of the costs and expenses incurred by it in connection with its advisory services provided for the Funds.  AIP will not be required to pay the costs and expenses associated with purchasing securities and other investments for the Funds (including brokerage commissions and other transaction or custodial charges).

Duration and Termination.  The Current Advisory Agreement and the New Advisory Agreement provide that they shall continue in effect for two years from the respective effective date, and thereafter for successive periods of one year, subject to annual approval by the Board of Trustees, including by the Independent Trustees, or by Fund shareholders.  Both the Agreements may be terminated by the Board or a vote of a majority of the shareholders of the Fund or Funds upon not more than 60 days’ notice, or by AIP upon 60 days’ notice.

Other Provisions. The Current Advisory Agreement and the New Advisory Agreement provide that in the absence of willful misfeasance, bad faith or gross negligence, or reckless disregard in the performance of its duties, or breach of fiduciary duty with respect to the receipt of compensation for services, AIP shall not be subject to any liability to the Funds or the Trust, for any act or omission in the case of, or connected with, rendering services thereunder or for any losses that may be sustained in the purchase, holding or sale of Fund assets.

Shareholder Servicing Arrangements and Operating Services Agreement.  AIP is also responsible for paying fees to various shareholder servicing agents for performing shareholder servicing functions and maintaining shareholders accounts.  These shareholder services may be performed by AIP directly or by others on behalf of AIP, and may include, among other things, assisting shareholders in processing their purchase, exchange, or redemption requests, processing dividend and distribution payments, or other administrative overhead associated with servicing the Funds’ shareholders.  The shareholder servicing agents have each entered into shareholder servicing agreements with AIP and perform these functions on behalf of their clients who own shares of the Funds.  For this service, AIP receives an annual shareholder servicing fee equal to 0.25% of each Fund’s average daily net assets.

Also, AIP has entered into an Operating Services Agreement (“Services Agreement”) with the Funds to provide day-to-day services to the Funds.  Under the terms of the Services Agreement, subject to the supervision of the Board of Trustees, AIP will provide, or arrange to provide, day-to-day operational services to the Funds.  AIP pays all fees and expenses associated with the services it provides, including, but not limited to, expenses of legal compliance, shareholder communications and meetings of the shareholders, all expenses related to marketing the Funds as well as related bookkeeping expenses.  The Funds pay AIP an annual operating services fee of 1.24% of the Funds’ average daily net assets.   After the Transaction, AIP will enter into an administrative agreement with Hatteras under which it will pay Hatteras a fee for certain administrative, non-advisory services.

On June 10, 2009, the Board of Trustees re-approved the shareholder servicing arrangements and Services Agreement in light of the change of control of AIP caused by the Transaction.  The combined effect of the New Advisory Agreement, the shareholder servicing agreement and the Services Agreement is to continue to place a cap on each Fund’s ordinary annual operating expenses at 3.99% of the average daily net assets of the Fund, excluding brokerage commissions and portfolio trading transfer tax, interest on borrowing, dividends paid on short sales, taxes, litigation and other extraordinary expenses.  These fees are the same as those provided for under the Current Advisory Agreement, the shareholder servicing agreement and the Services Agreement.

Compensation. For the fiscal year ended December 31, 2008, AIP received from the Funds, indirectly through the Underlying Funds Trust: (a) $16,645,850 in fees for its advisory services performed on behalf of the Funds; (b) $4,301,130 in fees for its services performed under the Services Agreement with the Funds; and (c) $1,597,648 and $47,226 in shareholder services fees directly from Alpha and Beta, respectively.

Required Vote.  Approval of the New Advisory Agreement requires the affirmative vote of a majority of the outstanding voting securities of each Fund voting separately.  “Majority” for these purposes, as permitted under the 1940 Act, means the vote of the lesser of (1) at least 67% of the outstanding shares present at the Meeting if more than 50% of the outstanding shares are present or represented by proxy at the Meeting, or (2) more than 50% of the outstanding shares.  If the New Advisory Agreement is approved by the Funds’ shareholders, it will become effective immediately upon closing the Transaction.

If the shareholders of the Funds do not approve the New Advisory Agreement, the Transaction may not be consummated, in which case, AIP, as currently constituted, may continue to serve as the investment adviser for the Funds under the terms of the Current Advisory Agreement.  The shareholders of each Fund vote separately with respect to the approval of the New Advisory Agreement.  Therefore, it is possible that the shareholders of only one Fund would vote to approve the New Advisory Agreement.  In the case where only one Fund approves the New Advisory Agreement, the Board will consider what action, if any, should be taken and the Transaction may not be consummated.

           Considerations of the Board of Trustees. The Board met in a special session on May 21, 2009 and for a special meeting on June 10, 2009, including in executive session on both dates, to consider the approval of the New Advisory Agreement between the Trust, on behalf of the Funds, and AIP as constituted after giving effect to the Transaction.  The Board discussed and considered materials which had been distributed to them in advance of the meetings and prepared by AIP and HCIM, including responses to the questionnaire provided by the Funds’ independent counsel with respect to certain matters that counsel believed relevant to the approval of the New Advisory Agreement under Section 15 of the 1940 Act.  These materials included, among other things, information regarding the following, after giving effect to the Transaction: (a) AIP’s financial soundness, profitability and projected financial condition after the Transaction; (b) information on economies of scale resulting the combined operations of AIP and Hatteras; (c) description of services to be provided to the Funds; (d) policy with respect to proxy voting; (e) brokerage allocation and soft dollar practices; (f) insurance arrangements; (g) regulatory and legal issues; (h) compliance program and chief compliance officer; and (i) other material factors affecting AIP.  In addition, during the May 21, 2009 session, the Board met in person with representatives from Hatteras and had the opportunity to ask them questions.

The Board of Trustees believes that the terms and conditions of the New Advisory Agreement are fair to, and in the best interests of, each Fund and its respective shareholders.  The Board of Trustees also believes that there will be no diminution in the services provided by AIP to the Funds, with the exception that portfolio research services that were previously provided by Trust Advisors LLC under the Portfolio Research Consulting Agreement will be provided by AIP according to the terms of the New Advisory Agreement.  In approving the New Advisory Agreement, the Board considered that there would be no diminution in AIP’s investment process, operations or to its investment advisory services to the Fund, and that AIP will continue to invest the assets of the Fund, either directly or via the use of sub-advisers, and will continue to develop the Fund’s portfolio investment strategies and allocations to sub-advisers on a team management basis between Mr. Schultheis and Messrs. Tonucci and Portnoy, who were previously owners of Trust Advisors LLC and who now will be minority owners of interests in AIP.  In general, the Board determined that there would be no diminution in the scope and quality of advisory services provided to the Funds as a result of the Transaction and that the terms of the New Advisory Agreement are fair to, and in the best interests of, the Trust, each Fund and the shareholders of each Fund.

During the Board’s special meeting held on June 10, 2009, which included a separate executive session attended only by the Independent Trustees and the Funds’ independent counsel, the Trustees evaluated the quality of services AIP was expected to continue to provide to the Funds and the compensation proposed to be paid to AIP.  The Trustees gave equal consideration to all factors deemed to be relevant to the Funds, including, but not limited to the following: (1) the compensation payable to AIP under the proposed New Advisory Agreement in combination with the investment advisory agreement between Underlying Funds Trust and AIP, which will be at the same rate as the compensation payable by to AIP under the Current Advisory Agreement in combination with the investment advisory agreement between Underlying Funds Trust and AIP; (2) while the advisory fees paid to AIP are higher than fees typically paid by other mutual funds, the fee was believed to be comparable to other hybrid investment products including several open-end mutual funds currently in existence, considering the level of services to be provided, the research intensive investing strategies that will be used and the specialized skill required, the level of resources available to AIP to implement the strategies and that the various sub-advisers used by the Funds would continue to receive a significant portion of AIP’s fee; (3) the enhanced operational strength of AIP as newly constituted after the Transaction, including enhanced procedures with respect to the selection of sub-advisers, enhanced sales and marketing resources and distribution by HCD; (4) the favorable history, reputation, qualification and background of AIP, as well as the qualifications of its personnel and financial condition; (5) the favorable history, reputation, qualification and background of Hatteras, as well as the qualifications of its personnel and financial condition; (6) the added level of service brought to AIP by the contribution of the assets of Trust Advisors LLC to AIP, including services provided by Mr. Tonucci and Mr. Portnoy; (7) AIP’s long standing relationship with USBFS, the Funds’ administrator; (8) the quality of services provided to the Funds by AIP especially in light of the resources of Hatteras available to AIP following the Transaction; (9) the performance of the Funds since commencement of operations; (10) the terms of the Current Advisory Agreement, which will be unchanged under the New Advisory Agreement except for provisions relating to effectiveness and termination, and other non-material changes; (11) the potential economies of scale to be gained under the management by AIP as newly constituted after the Transaction, including the consideration that certain portfolios within the Underlying Funds Trust may be determined by the Board to be combined with other existing portfolios within the Underlying Funds Trust; and (12) other factors deemed relevant.

The Board also considered each Fund’s fees and expenses in relation to various industry averages and determined that the fees paid by the Funds to AIP under the New Advisory Agreement were reasonable.  Also, the Board considered separately the fees paid by the Funds to AIP for performance of its shareholder servicing functions as well as its provision of all the day-to-day services of the Funds under the Services Agreement and determined they were fair and reasonable.  The Board also considered that AIP may receive certain benefits from its relationship with the Funds, such as research and other services in exchange for brokerage allocation, and determined that such benefits have been of a de minimis nature.  Accordingly, the Board of Trustees recommends that the shareholders of the Fund vote to approve the New Advisory Agreement.

Other Legal Requirements under the 1940 Act.  Section 15(f) of the 1940 Act provides that, when a change in control of an investment adviser occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection with the change in control as long as two conditions are satisfied.  The first condition specifies that no “unfair burden” may be imposed on the fund as a result of the transaction relating to the change of control, or any express or implied terms, conditions or understandings.  The term “unfair burden,” as defined in the 1940 Act, includes any arrangement during the two-year period after the change in control whereby the investment adviser (or predecessor or successor adviser), or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the fund or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the fund (other than fees for bona fide principal underwriting services).  HCIM and the members of AIP have undertaken to use their commercially reasonable efforts to ensure that the Transaction will not cause the imposition of an unfair burden, as that term is defined in Section 15(f) of the 1940 Act, on the Funds.

The second condition specifies that, during the three-year period immediately following consummation of the Transaction, at least 75% of the Funds’ Board must be Independent Trustees.  Currently, Stephen G. Bondi, serves as an interested Trustee of the Fund by virtue of his association with Asset Alliance.  However, Mr. Bondi intends to resign from the Board upon consummation of the Transaction.  Following Mr. Bondi’s resignation and assuming the election of each of the Nominees, the Board will be comprised of seven Independent Trustees and one interested Trustee (Mr. Perkins).  The Board intends to comply with the condition that at least 75% of the Board be comprised of Independent Trustees for the three-year period immediately following consummation of the Transaction.

Additional Information about the Trust and AIP.  The following is a list of the executive officers and Trustees of the Trust, their positions with the Trust, and their positions with AIP, if any:

Name	Position with the Trust	Position with AIP
Joseph E. Breslin	Independent Trustee and Chairman	None
Robert Anderson	Independent Trustee	None
Joyce Montgomery Rocklin	Independent Trustee	None
Thomas Mann	Independent Trustee	None
Stephen G. Bondi*	Interested Trustee, Treasurer and Chief Financial Officer	Chief Financial Officer and Executive Vice President of Asset Alliance Corporation
Lee Schultheis	President	Chief Executive Officer, Chief Investment Officer and Managing Member
Kristina Labermeier	Vice President and Chief Compliance Officer	Chief Compliance Officer
Carin-Lopez-Johnson	Secretary	Compliance Administrator
* Mr. Bondi intends to resign from the Board upon consummation of the Transaction.

THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, RECOMMENDS THAT YOU, AS A SHAREHOLDER OF ALPHA, VOTE “FOR” PROPOSAL NO. 1 FOR THE APPROVAL OF THE NEW ADVISORY AGREEMENT.  ANY SIGNED BUT UNMARKED PROXIES WILL BE SO VOTED “FOR” APPROVAL OF THE NEW ADVISORY AGREEMENT.

THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, RECOMMENDS THAT YOU, AS A SHAREHOLDER OF BETA, VOTE “FOR” PROPOSAL NO. 2 FOR THE APPROVAL OF THE NEW ADVISORY AGREEMENT.  ANY SIGNED BUT UNMARKED PROXIES WILL BE SO VOTED “FOR” APPROVAL OF THE NEW ADVISORY AGREEMENT.

PROPOSAL NO. 3:

INSTRUCT THE BOARD, ON BEHALF OF ALPHA, TO APPROVE
THE UNDERLYING FUNDS TRUST’S INVESTMENT ADVISORY AGREEMENT

PROPOSAL NO. 4:

INSTRUCT THE BOARD, ON BEHALF OF BETA, TO APPROVE
THE UNDERLYING FUNDS TRUST’S INVESTMENT ADVISORY AGREEMENT

Background and Legal Analysis.  The Funds are the sole shareholders of Underlying Funds Trust, a Delaware statutory trust comprised of several series, the Underlying Funds.  The Funds and the Underlying Funds are set up in a fund-of-funds structure whereby each Fund invests all of its investable assets among several of the Underlying Funds.

Section 15(a) of the 1940 Act prohibits any person from serving as an investment adviser to a registered investment company except pursuant to a written contract that has been approved by the shareholders.  Pursuant to an investment advisory agreement dated April 28, 2006 (the “Current UFT Advisory Agreement”), AIP currently provides investment advisory services to the Underlying Funds and may, from time to time, manage a portion of the assets of each Fund.  On August 14, 2008, the Board, including all of the Independent Trustees voting separately, approved the continuation of the Current UFT Advisory Agreement at its in-person meeting.   Section 15(a) also provides that any such advisory contract must terminate on its “assignment.”  The Transaction will result in a change in control of AIP and will, therefore, constitute an “assignment” of the Current UFT Advisory Agreement within the meaning of the 1940 Act.  An investment advisory agreement automatically terminates upon its “assignment” under the applicable provisions of the 1940 Act.  Proposals 3 and 4 request that the shareholders of Alpha and Beta, respectively, instruct the Board, on behalf of Alpha and Beta as the sole shareholders of the Underlying Funds, to approve a new advisory agreement by and between the Underlying Funds Trust, on behalf of the Underlying Funds, and AIP, as newly-constituted after giving effect to the Transaction.  Such advisory agreement will be on substantially identical terms as the Current Advisory Agreement by and between Underlying Funds Trust and AIP.

On May 21, 2009, the Board met in-person to discuss, among other things, the proposed Transaction and following the meeting held further discussions during executive sessions of only the Independent Trustees.  On June 10, 2009, the Board, including all of the Independent Trustees, met in person to consider the approval of an investment advisory agreement (the “New UFT Advisory Agreement”) between the Underlying Funds Trust, on behalf of each of the Underlying Funds, and AIP, as newly constituted after giving effect to the Transaction.  After giving consideration to the factors set forth below under “Considerations of the Board of Trustees,” the Board, including a majority of the Independent Trustees after having met in an executive session with independent counsel, voted to approve the New UFT Advisory Agreement, subject to shareholder approval, and recommended that it be submitted to shareholders for approval.

Shareholders of each Underlying Fund must approve the New UFT Advisory Agreement for AIP to continue to serve as investment adviser to the Underlying Funds after giving effect to the Transaction.  Because Alpha and Beta are the sole shareholders of the Underlying Funds, the shareholders of each of Alpha and Beta are being asked to instruct the Board to approve the New UFT Advisory Agreement on behalf of Alpha and Beta.  If approved by the shareholders of the Underlying Funds, the New UFT Advisory Agreement will be executed and become effective upon the closing of the Transaction (currently scheduled for August of 2009).  The New UFT Advisory Agreement allows AIP to manage the Underlying Funds for a term of two years according to substantially identical terms as the Current UFT Advisory Agreement.  The New UFT Advisory Agreement differs from the Current UFT Advisory Agreement only with respect to the date of execution, the name of AIP following the Transaction (Hatteras Alternative Investment Partners, LLC) and other non-material changes.

Summary of Current UFT Advisory Agreement and New UFT Advisory Agreement.  Although the following description is only a summary, this Proxy Statement describes the material terms of the New UFT Advisory Agreement.  A form of New UFT Advisory Agreement is attached at Exhibit B and should be referenced for its specific terms.

Advisory Services and Fees.  The Current UFT Advisory Agreement and the New UFT Advisory Agreement provide that AIP, either directly or through the identification and supervision of suitable Sub-Advisers, provides certain investment advisory services to the Underlying Funds, including fund management, investment research and the allocation of Fund assets to separate sub-accounts of sub-advisers, subject to the supervision of the Board.  Under the New UFT Advisory Agreement, AIP will also provide the Underlying Funds portfolio research services that were previously provided in accordance with the Underlying Funds’ Portfolio Research Consulting Agreement with Trust Advisors LLC.  Under both the Current UFT Advisory Agreement and the New UFT Advisory Agreement, AIP is compensated under its investment advisory agreement with Underlying Funds Trust, for its investment advisory services at the annual rate of 2.50% of each Underlying Fund’s average daily net assets.

Brokerage Policies.  The Current UFT Advisory Agreement and the New UFT Advisory Agreement authorize AIP to select the brokers or dealers that will execute the purchases and sales of securities of the Underlying Funds and direct AIP to use its best efforts to obtain the best available price and most favorable execution.  AIP may pay a broker a commission in excess of that which another broker might have charged for effecting the same transaction, in recognition of the value of the research, software or other services provided by the broker to AIP.  However, both agreements provide that such higher commissions will not be paid by the Underlying Funds unless AIP determines the commissions are reasonable in relation to the value of services provided and satisfies other requirements in accordance with Section 28(e) under the Exchange Act.

Payment of Expenses.  The Current UFT Advisory Agreement and the New UFT Advisory Agreement provide that AIP will pay all of the costs and expenses incurred by it in connection with its advisory services provided for the Underlying Funds.  AIP will not be required to pay the costs and expenses associated with purchasing securities and other investments for the Underlying Funds (including brokerage commissions and other transaction or custodial charges).

Duration and Termination.  The Current UFT Advisory Agreement and the New UFT Advisory Agreement provide that they shall continue in effect for two years from the respective effective date, and thereafter for successive periods of one year, subject to annual approval by the Board of Trustees, including by the Independent Trustees, or by Fund shareholders.  Both the Agreements may be terminated by the Board or a vote of a majority of the shareholders of the Underlying Fund or Funds upon not more than 60 days’ notice, or by AIP upon 60 days’ notice.

Other Provisions. The Current UFT Advisory Agreement and the New UFT Advisory Agreement provide that in the absence of willful misfeasance, bad faith or gross negligence, or reckless disregard in the performance of its duties, or breach of fiduciary duty with respect to the receipt of compensation for services, AIP shall not be subject to any liability to the Underlying Funds or the Trust, for any act or omission in the case of, or connected with, rendering services thereunder or for any losses that may be sustained in the purchase, holding or sale of Fund assets.

Operating Services Agreement.  AIP has entered into an Operating Services Agreement (“UFT Services Agreement”) with the Underlying Funds to provide day-to-day services to the Underlying Funds.  Under the terms of the UFT Services Agreement, subject to the supervision of the Board of Trustees, AIP will provide, or arrange to provide, day-to-day operational services to the Underlying Funds.  AIP pays all fees and expenses associated with the services it provides, including, but not limited to, expenses of legal compliance, as well as related bookkeeping expenses.  The Funds pay AIP an annual operating services fee of 0.50% of the Underlying Funds’ average daily net assets.  After the Transaction, AIP will enter into an administrative services agreement with Hatteras under which it will pay Hatteras a fee for certain administrative, non-advisory services from the 0.50% operating services fee it receives.

On June 10, 2009, the Board of Trustees re-approved the UFT Services Agreement in light of the change of control of AIP caused by the Transaction.  The combined effect of the New UFT Advisory Agreement and the UFT Services Agreement is to continue to place a cap on each Underlying Fund’s ordinary annual operating expenses at 3.00% of the average daily net assets of the Underlying Fund, excluding brokerage commissions and portfolio trading transfer tax, interest on borrowing, dividends paid on short sales, taxes, litigation and other extraordinary expenses.  These fees are the same as those provided for under the Current UFT Advisory Agreement and the UFT Services Agreement.

Compensation. For the fiscal year ended December 31, 2008, AIP received from the Underlying Funds: (a) $16,645,850 in fees for its advisory services performed on behalf of the Underlying Funds; and (b) $4,301,130 in fees for its services performed under the Services Agreement with the Underlying Funds.

Required Vote.  Approval of the New UFT Advisory Agreement requires the affirmative vote of a majority of the outstanding voting securities of each Underlying Fund voting separately.  Alpha and Beta are the sole shareholders of the Underlying Funds; therefore, the Board is seeking a majority of the outstanding voting securities of each of Alpha and Beta, voting separately, to instruct them to approve, on behalf of Alpha and Beta, the New UFT Advisory Agreement.  “Majority” for these purposes, as permitted under the 1940 Act, means the vote of the lesser of (1) at least 67% of the outstanding shares present at the Meeting if more than 50% of the outstanding shares are present or represented by proxy at the Meeting, or (2) more than 50% of the outstanding shares.  The Board will vote the shares of the Underlying Funds only in accordance with the instructions received.  If the New UFT Advisory Agreement is approved by a majority of the shareholders each of the Underlying Funds, Alpha and Beta, it will become effective immediately upon closing the Transaction.

If the shareholders of Alpha and Beta, the sole shareholders of the Underlying Funds, do not approve the New UFT Advisory Agreement, the Transaction may not be consummated, in which case, AIP, as currently constituted, may continue to serve as the investment adviser for the Underlying Funds under the terms of the Current UFT Advisory Agreement.  The shareholders of each Fund vote separately with respect to the approval of the New UFT Advisory Agreement.  Therefore, it is possible that the shareholders of only one Fund would vote to approve the New UFT Advisory Agreement.  In the case where only one Fund approves the New UFT Advisory Agreement, the Board will consider what action, if any, should be taken and the Transaction may not be consummated.

Considerations of the Board of Trustees. The Board met in a special session on May 21, 2009 and for a special meeting on June 10, 2009, including in executive session on both dates, to consider the approval of the New UFT Advisory Agreement between the Underlying Funds Trust, on behalf of the Underlying Funds, and AIP as constituted after giving effect to the Transaction.  The Board discussed and considered materials which had been distributed to them in advance of the meetings and prepared by AIP and HCIM, including responses to the questionnaire provided by the Underlying Funds’ independent counsel with respect to certain matters that counsel believed relevant to the approval of the New UFT Advisory Agreement under Section 15 of the 1940 Act.  These materials included, among other things, information regarding the following, after giving effect to the Transaction: (a) AIP’s financial soundness, profitability and projected financial condition after the Transaction; (b) information on economies of scale resulting the combined operations of AIP and Hatteras; (c) description of services to be provided to the Underlying Funds; (d) policy with respect to proxy voting; (e) brokerage allocation and soft dollar practices; (f) insurance arrangements; (g) regulatory and legal issues; (h) compliance program and chief compliance officer; and (i) other material factors affecting AIP.  In addition, during the May 21, 2009 session, the Board met in person with representatives from Hatteras and had the opportunity to ask them questions.

The Board of Trustees believes that the terms and conditions of the New UFT Advisory Agreement are fair to, and in the best interests of, each Fund and its respective shareholders.  The Board of Trustees also believes that there will be no diminution in the services provided by AIP to the Underlying Funds, with the exception that portfolio research services that were previously provided by Trust Advisors LLC under the Portfolio Research Consulting Agreement will be provided by AIP according to the terms of the New UFT Advisory Agreement.  In approving the New UFT Advisory Agreement, the Board considered that there would be no diminution in AIP’s investment process, operations or to its investment advisory services to the Underlying Funds, and that AIP will continue to invest the assets of the Underlying Funds, either directly or via the use of sub-advisers, and will continue to develop the Underlying Funds’ portfolio investment strategies and allocations to sub-advisers on a team management basis between Mr. Schultheis and Messrs. Tonucci and Portnoy, who were previously owners of Trust Advisors LLC and who now will be minority owners of interests in AIP.  In general, the Board determined that there would be no diminution in the scope and quality of advisory services provided to the Underlying Funds as a result of the Transaction and that the terms of the New UFT Advisory Agreement are fair to, and in the best interests of, the Trust, each Fund and the shareholders of each Fund.

During the Board’s special meeting held on June 10, 2009, which included a separate executive session attended only by the Independent Trustees and the Underlying Funds’ independent counsel, the Trustees evaluated the quality of services AIP was expected to continue to provide to the Underlying Funds and the compensation proposed to be paid to AIP.  The Trustees gave equal consideration to all factors deemed to be relevant to the Underlying Funds, including, but not limited to the following: (1) the compensation payable to AIP under the proposed New UFT Advisory Agreement in combination with the investment advisory agreement between Underlying Funds Trust and AIP, which will be at the same rate as the compensation payable by to AIP under the Current UFT Advisory Agreement in combination with the investment advisory agreement between Underlying Funds Trust and AIP; (2) while the advisory fees paid to AIP are higher than fees typically paid by other mutual funds, the fee was comparable to other hybrid investment products including several open-end mutual funds currently in existence, considering the level of services to be provided, the research intensive investing strategies that will be used and the specialized skill required, the level of resources available to AIP to implement the strategies and that the various sub-advisers used by the Underlying Funds would receive a significant portion of AIP’s fee; (3) the enhanced operational strength of AIP as newly constituted after the Transaction, including enhanced procedures with respect to the selection of sub-advisers, enhanced sales and marketing resources and distribution by Hatteras Capital Distributors; (4) the favorable history, reputation, qualification and background of AIP, as well as the qualifications of its personnel and financial condition; (5) the favorable history, reputation, qualification and background of Hatteras, as well as the qualifications of its personnel and financial condition; (6) the added level of service brought to AIP by the contribution of the assets of Trust Advisors LLC to AIP, including services provided by Mr. Tonucci and Mr. Portnoy; (7) AIP’s long standing relationship with USBFS, the Underlying Funds’ administrator; (8) the quality of services provided to the Underlying Funds by AIP especially in light of the resources of Hatteras available to AIP following the Transaction; (9) the performance of the Underlying Funds since commencement of operations; (10) the terms of the Current UFT Advisory Agreement, which will be unchanged under the New UFT Advisory Agreement except for provisions relating to effectiveness and termination, and other non-material changes; (11) the potential economies of scale to be gained under the management by AIP as newly constituted after the Transaction, including the consideration that certain portfolios within the Underlying Funds Trust may be determined by the Board to be combined with existing other portfolio within the Underlying Funds Trust; and (12) other factors deemed relevant.

The Board also considered each Fund’s fees and expenses in relation to various industry averages and determined that the fees paid by the Underlying Funds to AIP under the New UFT Advisory Agreement were reasonable.  Also, the Board considered separately the fees paid by the Underlying Funds to AIP for its provision of all the day-to-day services of the Underlying Funds under the Services Agreement and determined they were fair and reasonable.  The Board also considered that AIP may receive certain benefits from its relationship with the Underlying Funds, such as research and other services in exchange for brokerage allocation, and determined that such benefits have been of a de minimis nature.  Accordingly, the Board of Trustees recommends that the shareholders of Alpha and Beta, the sole shareholders of the Underlying Funds, vote to approve the New UFT Advisory Agreement.

Other Legal Requirements under the 1940 Act.  Section 15(f) of the 1940 Act provides that, when a change in control of an investment adviser occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection with the change in control as long as two conditions are satisfied.  The first condition specifies that no “unfair burden” may be imposed on the fund as a result of the transaction relating to the change of control, or any express or implied terms, conditions or understandings.  The term “unfair burden,” as defined in the 1940 Act, includes any arrangement during the two-year period after the change in control whereby the investment adviser (or predecessor or successor adviser), or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the fund or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the fund (other than fees for bona fide principal underwriting services).  HCIM and the members of AIP have undertaken to use their commercially reasonable efforts to ensure that the Transaction will not cause the imposition of an unfair burden, as that term is defined in Section 15(f) of the 1940 Act, on the Funds.

The second condition specifies that, during the three-year period immediately following consummation of the Transaction, at least 75% of the Funds’ Board must be Independent Trustees.  Currently, Stephen G. Bondi, serves as an interested Trustee of the Fund by virtue of his association with Asset Alliance.  However, Mr. Bondi intends to resign from the Board upon consummation of the Transaction.  Following Mr. Bondi’s resignation and assuming the election of each of the Nominees, the Board will be comprised of seven Independent Trustees and one interested Trustee (Mr. Perkins).  The Board intends to comply with the condition that at least 75% of the Board be comprised of Independent Trustees for the three-year period immediately following consummation of the Transaction.

THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, RECOMMENDS THAT YOU, AS A SHAREHOLDER OF ALPHA, VOTE “FOR” PROPOSAL NO. 3 TO INSTRUCT THE BOARD TO VOTE FOR THE APPROVAL OF THE UNDERLYING FUNDS TRUST’S NEW ADVISORY AGREEMENT.  ANY SIGNED BUT UNMARKED PROXIES WILL BE SO VOTED “FOR” APPROVAL OF THE NEW ADVISORY AGREEMENT.

THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, RECOMMENDS THAT YOU, AS A SHAREHOLDER OF BETA, VOTE “FOR” PROPOSAL NO. 4 TO INSTRUCT THE BOARD TO VOTE FOR THE APPROVAL OF THE UNDERLYING FUNDS TRUST’S NEW ADVISORY AGREEMENT.  ANY SIGNED BUT UNMARKED PROXIES WILL BE SO VOTED “FOR” APPROVAL OF THE NEW ADVISORY AGREEMENT.

PROPOSAL NO. 5:
TO INSTRUCT THE BOARD, ON BEHALF OF ALPHA, TO APPROVE THE RETENTION OF FEES PAID BY AIP TO THE SUB-ADVISERS

PROPOSAL NO. 6:
TO INSTRUCT THE BOARD, ON BEHALF OF BETA, TO APPROVE THE RETENTION OF FEES PAID BY AIP TO THE SUB-ADVISERS

Background and Legal Analysis.  AIP is responsible for selecting Sub-Advisers to manage the assets of the Underlying Funds in which each Fund invests.  The Sub-Advisers are engaged to manage the investments of the Underlying Funds in accordance with each Fund’s investment objective, policies and limitations and any investment guidelines established by AIP and the Board.  Each Sub-Adviser is responsible, subject to the supervision and control of AIP and the Board, for the purchase, retention and sale of securities in the portion of each Underlying Fund’s investment portfolio under its management.

In order to facilitate the efficient supervision and management of the Sub-Advisers by AIP and the Board, the Trust and AIP applied for, and the SEC approved, an exemptive order (the “Order”) that permits AIP, subject to certain conditions and approval by the Board but without shareholder approval, to hire new Sub-Advisers, change the terms of particular agreements with Sub-Advisers or continue the employment of existing Sub-Advisers after events that would otherwise cause an automatic termination of a sub-advisory agreement.  As a condition of the Order, AIP is obligated to provide shareholders with certain information regarding each Sub-Adviser in the form of an information statement meeting the requirements of Regulation 14C, Schedule 14C and Item 22 of Schedule 14A under the Exchange Act, except as modified by the Order to permit aggregate fee disclosure. AIP, at all times, has sought to comply with the Order, however, the Board believes that the disclosure provided to shareholders regarding the sub-advisers has not been sufficient so as to comply with this condition of the Order.  Therefore, the Board has determined to seek shareholder approval to permit each Sub-Adviser set forth on Exhibit D, which has provided service to the Underlying Funds pursuant to the terms and conditions of its sub-advisory agreement with the Underlying Funds Trust (the “Previous Sub-Advisory Agreements”), to retain such payments received from AIP as set forth on Exhibit D.

Section 15(a) of the 1940 Act prohibits any person from serving as an investment adviser, including as a sub-adviser, to a registered investment company except pursuant to a written contract that has been approved by the shareholders.  Section 15(a) also provides that any such advisory contract must terminate on its “assignment.”  The Transaction will result in a change in control of AIP and will, therefore, constitute an “assignment” of each sub-advisory agreement to which AIP is a party, thereby causing each such sub-advisory agreement to terminate under the applicable provisions of the 1940 Act upon consummation of the Transaction.

As permitted by the Order, during its June 10, 2009 special meeting, the Board approved new sub-advisory agreements by and among the Underlying Funds Trust, on behalf of the Underlying Funds, and each of the Sub-Advisers set forth on Exhibit C, so that AIP and the Trust may continue to rely on the Order.  Such approval was considered both in light of the change of control of AIP as a result of the Transaction and as a result of AIP’s inadvertent failure to comply with a condition of the Order as set forth above, without regard to whether the Transaction is consummated.  The Independent Trustees determined that the terms and conditions of the sub-advisory agreements are fair to, and in the best interests of, each Fund and its respective shareholders, based on the materials received from each Sub-Adviser in connection with their annual approval at the Board’s meeting held on February 26, 2009, as well as on certification from the Funds’ Chief Compliance Officer that such materials were still complete and accurate in all material respects.  As required by the Order, AIP will provide to shareholders an information statement with respect to each sub-adviser, which meets the requirements of Regulation 14C, Schedule 14C and Item 22 of Schedule 14A under the Exchange Act, except as modified by the Order to permit aggregate fee disclosure.  Such information statements have been filed with the SEC, are available on the Funds’ website and are included in the same envelope as these proxy materials.

Compensation. The aggregate compensation paid to the Sub-Advisers by the Funds, indirectly through the Underlying Fund, is set forth on Exhibit D.  Exhibit D includes aggregate compensation paid during the fiscal year ended December 31, 2008, as well as aggregate compensation, expressed in dollars and as a percentage of advisory fees paid, for each year since 2004, when the Trust and AIP received the Order.

Required Vote.  Approval of the retention of the fees paid to each Sub-Adviser under the Previous Sub-Advisory Agreements, as set forth on Exhibit D requires the affirmative vote of a majority of the outstanding voting securities of each Underlying Fund, voting separately.  Alpha and Beta are the sole shareholders of the Underlying Funds, therefore, the Board is seeking a majority of the outstanding voting securities of each of Alpha and Beta, voting separately, to instruct them to approve, on behalf of Alpha and Beta, the retention of payments to the Sub-Advisers set forth on Exhibit D.  “Majority” for these purposes, as permitted under the 1940 Act, means the vote of the lesser of (1) at least 67% of the outstanding shares present at the Meeting if more than 50% of the outstanding shares are present or represented by proxy at the Meeting, or (2) more than 50% of the outstanding shares.

If the shareholders of Alpha and Beta, the sole shareholders of the Underlying Funds, do not approve the retention of fees paid by AIP to the sub-advisers pursuant to the Previous Sub-Advisory Agreements, the Board will consider what action should be taken, including the re-solicitation of proxies.

Considerations of the Board of Trustees.  On June 10, 2009, the Board, including all of the Independent Trustees, met in person to consider the retention of fees paid by AIP pursuant to the Previous Sub-Advisory Agreements in reliance upon such Previous Sub-Advisory Agreements having been properly approved in accordance with the Order.  The Independent Trustees considered that the Sub-Advisers have continued to provide uninterrupted services called for under the Previous Sub-Advisory Agreements, despite AIP’s unintentional failure to comply with a condition of the Order.  The Independent Trustees considered that the Funds and their shareholders have experienced no economic harm during the applicable period as a result of the inadvertent failure to comply with a condition of the Order because the advisory fees payable by the Funds, indirectly through the Underlying Funds, are contractually capped and not effected by the portion of the advisory fees AIP  pays to each Sub-Adviser.  In addition, the Independent Trustees considered that, although the disclosure made by AIP with respect to the hiring of Sub-Advisers did not satisfy all of the requirements of Regulation 14C and Schedule 14C and Item 22 of Schedule 14A, AIP timely disclosed the name and description of each Sub-Adviser that was hired on the Funds’ website and by filing a supplement to the Funds’ prospectus with the SEC.  In addition, AIP and Hatteras have agreed to pay for the cost of soliciting shareholder approval relating to the retention of fees by the Sub-Advisers.  Relying on equitable principles, the Board seeks approval to permit the recipients of the sub-advisory fees paid by AIP under the Previous Sub-Advisory Agreements, to retain all such payments.  Independent counsel advised the Independent Trustees throughout the process of their considerations.

THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, RECOMMENDS THAT YOU, A SHAREHOLDER OF ALPHA, VOTE “FOR” PROPOSAL NO. 5 TO INSTRUCT THE BOARD TO VOTE FOR THE RETENTION OF PAYMENTS MADE PURSUANT TO THE SUB-ADVISORY AGREEMENTS.  ANY SIGNED BUT UNMARKED PROXIES WILL BE SO VOTED “FOR” APPROVAL OF THE DISTRIBUTION PLAN AND THE RETENTION OF PAYMENTS.

THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, RECOMMENDS THAT YOU, A SHAREHOLDER OF BETA, VOTE “FOR” PROPOSAL NO. 6 TO INSTRUCT THE BOARD TO VOTE FOR THE RETENTION OF PAYMENTS MADE PURSUANT TO THE SUB-ADVISORY AGREEMENTS.  ANY SIGNED BUT UNMARKED PROXIES WILL BE SO VOTED “FOR” APPROVAL OF THE DISTRIBUTION PLAN AND THE RETENTION OF PAYMENTS.

PROPOSAL NO. 7
APPROVAL, ON BEHALF OF ALPHA, THE DISTRIBUTION PLAN UNDER RULE 12B-1 APPLICABLE TO ALPHA’S CLASS C SHARES AND RETENTION OF PAYMENTS MADE  TO UNAFFILIATED THIRD PARTIES UNDER THE DISTRIBUTION PLAN SINCE
AUGUST 1, 2008

PROPOSAL NO. 8
APPROVAL, ON BEHALF OF BETA, THE DISTRIBUTION PLAN UNDER RULE 12B-1 APPLICABLE TO BETA’S CLASS C SHARES AND RETENTION OF PAYMENTS MADE  TO UNAFFILIATED THIRD PARTIES UNDER THE DISTRIBUTION PLAN SINCE
AUGUST 1, 2008

Background and Legal Analysis.   A distribution plan adopted under Rule 12b-1 of the 1940 Act is required to be approved by the affirmative vote of a majority of the Independent Trustees, as well as by a majority of the outstanding voting shares of the applicable class, Class C, of each Fund.  In addition, the Distribution Plan is required to be continued at least annually by the Independent Trustees.  Each Fund’s Distribution Plan was properly approved by the Independent Trustees and the initial Class C shareholder on July 18, 2006 and continued at the meeting of the Board on August 8, 2007 (the “Previous Distribution Plan”).  However, the agendas and the minutes from the meeting at which the Board should have considered the Previous Distribution Plan’s annual continuance in 2008, do not appropriately reference the Previous Distribution Plan; therefore, to assure that all required approvals are properly and completely documented, the Board is seeking the approval of the Distribution Plan by the Class C shareholders of each of Alpha and Beta.

In addition, the Board is seeking the approval of the retention by unaffiliated third-parties of payments such parties received pursuant to the Previous Distribution Plan, since the date on which the Distribution Plan is deemed to have lapsed, August 1, 2008.  The aggregate payments made by Alpha and Beta under the Previous Distribution Plan since August 1, 2008 are equal to approximately $159,891 and $6,140, respectively.  The Previous Distribution Plan and the Distribution Plan obligate AIP to pay fees in connection with sales made during the term of the Plan even if the Plan is later terminated as of the date that any such payments are due. Therefore, under the terms of the Previous Distribution Plan, the Funds continued to be obligated to pay $124,893 and $5,423 of the aggregate amounts set forth above, respectively, despite the Previous Distribution Plan being deemed to have lapsed on August 1, 2008.  Nevertheless, the Board is seeking shareholder approval with regard to retention of the aggregate amounts of the payments.

Summary of Previous Distribution Plan and Distribution Plan.  The terms of the Distribution Plan are similar in all material respects to those of the Previous Distribution Plan.  A form of the Distribution Plan is set forth at Exhibit E. Under the Distribution Plan, each Fund’s Class C shares pay a distribution and shareholder service fee of 1.00% of the average daily net assets of the class to AIP to finance any activity which is principally intended to result in the sale and servicing of Class C shares.  The Distribution Plan requires any person authorized to direct the monies paid or payable pursuant to the Distribution Plan to provide to the Board for their review, at least quarterly, a written report of the amounts expended and the purpose for which such expenditures were made.  The Distribution Plan will continue in effect with respect to Class C of each Fund for so long as its continuance is specifically approved at least annually by the Board, including by a majority of the Independent Trustees.  Any material amendment to the Distribution Plan would require the approval of the Board in the same manner.

Considerations of the Board of Trustees.  During the Board’s special meeting held on June 10, 2009, which included a separate executive session attended only by the Independent Trustees and the Funds’ independent counsel, the Trustees considered various factors when approving the Distribution Plan.  The factors considered included, (i) whether the Distribution Plan was expected to result (and whether the Previous Distribution Plan had resulted) in benefits to the Funds’ shareholders, (ii) the merits of alternative distribution methods, and (iii) the extend to which third parties may benefit from the Distribution Plan and how these benefits compare to the benefits experienced by the Funds.  The Independent Trustees determined that there is a reasonable likelihood that the Distribution Plan, like the Previous Distribution Plan, will benefit each Fund and its shareholders and that its costs are primarily intended to result in the sale of such Fund’s Class C shares.

In addition, the Independent Trustees considered the retention of fees paid pursuant to the Previous Distribution Plan since August 1, 2008, when the Previous Distribution Plan has been deemed to have lapsed due to the Board’s inadvertent failure to timely approve its annual continuance.  The Independent Trustees considered that the relevant service provider, each an unaffiliated third-party, has continued to provide uninterrupted services called for under the Previous Distribution Plan and that, despite its failure consider its annual continuance, the Board reviewed on a quarterly basis, the payments made pursuant to the Previous Distribution Plan, including during the period since August 1, 2008.  Relying on equitable principles, the Board seeks approval to permit the recipients of the fees paid under the Previous Distribution Plan since August 1, 2008, to retain all such payments.  Independent counsel advised the Independent Trustees throughout the process of their considerations.

THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, RECOMMENDS THAT YOU, A CLASS C SHAREHOLDER OF ALPHA, VOTE “FOR” PROPOSAL NO. 7 FOR THE APPROVAL OF THE DISTRIBUTION PLAN AND RETENTION OF PAYMENTS MADE UNDER THE PREVIOUS DISTRIBUTION PLAN.  ANY SIGNED BUT UNMARKED PROXIES WILL BE SO VOTED “FOR” APPROVAL OF THE DISTRIBUTION PLAN AND THE RETENTION OF PAYMENTS BY UNAFFILIATED THIRD PARTIES.

THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, RECOMMENDS THAT YOU, A CLASS C SHAREHOLDER OF BETA, VOTE “FOR” PROPOSAL NO. 8 FOR THE APPROVAL OF THE DISTRIBUTION PLAN AND RETENTION OF PAYMENTS MADE UNDER THE PREVIOUS DISTRIBUTION PLAN.  ANY SIGNED BUT UNMARKED PROXIES WILL BE SO VOTED “FOR” APPROVAL OF THE DISTRIBUTION PLAN AND THE RETENTION OF PAYMENTS BY UNAFFILIATED THIRD PARTIES.

PROPOSAL NO. 9:

ELECTION OF ADDITIONAL TRUSTEES

Background and Legal Analysis.  The Board of Trustees is asking shareholders to elect four additional Trustees to the Board.  Section 16 of the 1940 Act requires that, at all times, at least two-thirds of the Board be comprised of Trustees that have been elected by shareholders.  Currently, the Board has five members, one of which, Mr. Bondi, is affiliated with AIP, and all of which have been elected by shareholders.  However, Mr. Bondi intends to resign from the Board upon consummation of the Transaction and, as an affiliate of AIP, he will receive board observer rights which permit him to attend Board meetings and participate in Board discussions, but he will not have the ability to vote on matters.  You are being asked to elect the proposed four additional Trustees in order to have the entire Board elected by shareholders.

The persons named as proxies on the proxy card enclosed with this Proxy Statement intend to vote at the Meeting FOR the election of the nominees named below (the “Nominees”) to serve as Trustees of the Trust, on behalf of the Funds, until their successors are duly elected and qualified.

Information Concerning the Trustees, Officers and Nominees.  Sitting as the Nominating Committee of the Board, which is comprised exclusively of the Independent Trustees, the Board has voted to nominate four additional Trustees.  Shareholders are being asked to elect Mr. David Perkins, Mr. Gregory S. Sellers, Mr. Steve E. Moss and Mr. H. Alexander Holmes to serve on the Board, each to hold office until their respective successors have been duly elected and qualified. The table at Exhibit F sets forth each Nominee, as well as current Trustees and officers of the Trust, his or her name, address, age, position with the Trust, term of office and length of service with the Trust, principal occupation or employment during the past five years and other directorships held at April 30, 2009.  None of Mr. Sellers, Mr. Moss and Mr. Holmes is considered an “interested person” of the Trust within the meaning of the 1940 Act.  Mr. Perkins is considered an “interested person” of the Trust within the meaning of the 1940 Act because of his affiliation with HCIM and AIP after giving effect to the Transaction.

Board Meetings and Committees.  The Board held four regular meetings and three special meetings during the fiscal year ended December 31, 2008.  The Board has also established three standing committees in connection with the governance of the Trust; an Audit Committee, a Nominating Committee, and a Valuation Committee.  For the fiscal year ended December 31, 2008, each Trustee attended at least 75% of the aggregate of (1) the total number of meetings of the Board during the period for which he or she was a Trustee; and (2) the total number of meetings held by Fund committees during the period for which he or she was a Trustee.

Audit Committee.  The Board has an Audit Committee consisting of all the Independent Trustees.  The Audit Committee oversees the Funds’ financial reporting process, reviews audit results and recommends annually to the Trust a firm of independent certified public accountants and plans to meet at least once annually.  The Audit Committee met three times during the fiscal year ended December 31, 2008.

Valuation Committee. The Board has a Valuation Committee consisting of the current Independent Trustees, Kristina Labermeier, Chief Compliance Officer of the Funds, and Lee Schultheis, President of AIP.  The Valuation Committee is responsible for monitoring the valuation of portfolio securities and other investments, and, as required by the Trust’s valuation policies, when the full Board is not in session, determining the fair value of illiquid and other holdings after consideration of all relevant factors.  The Valuation Committee met three times during the fiscal year ended December 31, 2009.

Nominating Committee.  The Board has a Nominating Committee consisting of all the Independent Trustees.  The Nominating Committee is responsible for seeking and reviewing candidates for consideration as nominees for Trustees as is from time to time considered necessary or appropriate.  The Board does not currently have a written Charter for the Nominating Committee.  Nominating Committee did not meet during the fiscal year ended December 31, 2008.

The Nominating Committee will review shareholders’ nominations to fill vacancies on the Board.  Recommendations for consideration by the Nominating Committee should be sent to the President of the Trust in writing together with the appropriate biographical information concerning each such proposed Nominee, and such recommendation must comply with the notice provisions set forth in the Trust By-Laws.  In general, to comply with such procedures, such nominations, together with all required biographical information, must be delivered to and received by the President of the Trust at the principal executive offices of the Trust not later than 60 days prior to the shareholder meeting at which any such nominee would be voted on.

In identifying and evaluating nominees to the Board, the Nominating Committee seeks to ensure that the Board of Trustees possess, in the aggregate, the strategic, managerial and financial skills and experience necessary to fulfill its duties and to achieve its objectives, and also seeks to ensure that the Board of Trustees is comprised of trustees who have broad and diverse backgrounds.  The Nominating Committee looks at each nominee on a case-by-case basis.  In looking at the qualification of each candidate to determine if his or her election would further the goals described above, the Nominating Committee takes into account all factors it considers appropriate, which may include strength of character, mature judgment, career specialization, relevant technical skills or financial acumen, diversity of viewpoint and industry knowledge.  However, the Board of Trustees believes that to be recommended as a nominee, each candidate must: (1) display the highest personal and professional ethics, integrity and values; (2) have the ability to exercise sound business judgment; (3) must be highly accomplished in his or her respective field; (4) have a relevant expertise and experience; (5) be able to represent all shareholders and be committed to enhancing long-term shareholder value; and (6) have sufficient time available to devote to activities of the Board of Trustees and to enhance his or her knowledge of the Trust’s business.

Communication to the Trustees.  Shareholders may contact the Trustees directly by contacting the President of the Trust at the principal executive offices of the Trust with such request.  Such correspondences should be sent to Lee Schultheis, President, AIP Alternative Strategies Funds, c/o U.S. Bancorp Fund Services, LLC, Milwaukee, Wisconsin, 53202.

Compensation of Trustees.   Currently, each Trustee who is not an “interested person” of the Trust as defined in the 1940 Act, receives an annual retainer in the amount of $20,000 per year and receives a fee of $2,500 per regular or special meeting attended, as well as reimbursement for any reasonable expenses incurred attending the meetings.  Trustees who are “interested persons” of the Funds do not receive any compensation for their services as Trustees.  The table below details the amount of compensation the Trustees received from the Trust during the fiscal year ended December 31, 2008.  The Trust does not have a bonus, profit sharing, pension or retirement plan.  No other entity affiliated with the Trust pays any compensation to the Trustees.

Name of Person/Position	Aggregate Compensation From the Funds	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund Complex Paid to Trustees[2]
Joseph Breslin, Trustee	$37,500	None	None	$37,500

Robert Anderson, Trustee	$37,500	None	None	$37,500

Name of Person/Position	Aggregate Compensation From the Funds	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund Complex Paid to Trustees[2]
Joy Montgomery Rocklin, Trustee	$37,500	None	None	$37,500

Thomas Mann, Trustee	$37,500	None	None	$37,500

1  Trustee compensation is not a direct expense of the Funds because it is paid by AIP from the operating services fee it collects from the Trust.
2  The Fund Complex during the fiscal year ended December 31, 2008 included the Trust, consisting of the two Funds, and the Underlying Funds Trust, consisting of thirteen funds.  The Trustees received in aggregate $150,000 in total compensation from the operating services fees paid by the Fund Complex to AIP for the fiscal year 2008.

Management Ownership.  To the knowledge of the Funds’ management, before the close of business on June 30, 2009, the officers and Trustees of the Trust owned, as a group, 0.21%, and 2.10% of the shares of Alpha and Beta, respectively.  In addition, the following table shows the dollar range of shares beneficially owned by each Trustee and each Nominee in the Fund as of June 30, 2009:

Name of Person/Position	Dollar Range of Equity Securities of Alpha Beneficially Owned	Dollar Range of Equity Securities of Beta Beneficially Owned	Aggregate Dollar Range of Equity Securities of Family of Investment Companies Beneficially Owned**
Joseph Breslin	$0	$0	$0

Robert Anderson	$50,001 - $100,000	$0	$50,001 - $100,000

Joy Montgomery Rocklin	$50,001 - $100,000	$0	$50,001 - $100,000

Thomas Mann	$50,001 - $100,000	$0	$50,001 - $100,000

Gregory S. Sellers	$0	$0	$0

Steve E. Moss	$0	$0	$0

H. Alexander Holmes	$0	$0	$0

David B. Perkins	$0	$0	$0

** The Family of Investment Companies includes the Trust (consisting of two funds) and the Underlying Funds Trust (consisting of twelve funds).

Trustee Transactions with Fund Affiliates.  As of June 30, 2009, neither the Independent Trustees, the Independent Trustee Nominees nor members of their immediate family owned securities beneficially or of record in AIP, Quasar, HCIM, Hatteras or an affiliate of any of these entities.  Furthermore, over the past five years, neither the Independent Trustees, the Independent Trustee Nominees nor members of their immediate family have had any direct or indirect interest, the value of which exceeds $120,000, in AIP, Quasar, HCIM, Hatteras or any of their affiliates.  In addition, since the beginning of the last two fiscal years, neither the Independent Trustees, the Independent Trustee Nominees nor members of their immediate family have conducted any transactions (or series of transactions) or maintained any direct or indirect relationship in which the amount involved exceeds $120,000 and to which AIP, Quasar, HCIM, Hatteras or any affiliate of any of these entities was a party.

Required Vote.  Approval of each Nominee requires the affirmative vote of a  majority of the a majority of the Funds’ shareholders present at the Meeting in person or by proxy, voting collectively.

THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL NO. 9 FOR ELECTION OF EACH OF THE NOMINEES.  ANY SIGNED BUT UNMARKED PROXIES WILL BE SO VOTED “FOR” THE ELECTION OF EACH OF THE NOMINEES.

GENERAL INFORMATION

Other Matters to come Before the Meeting.  The Trust’s management does not know of any matters to be presented at the Meeting other than those described in this Proxy Statement.  If other business should properly come before the Meeting, the proxy holders will vote thereon in accordance with their best judgment.

Shareholder Proposals.  The Meeting is a special combined meeting of shareholders. The Trust is not required to, nor does it intend to, hold regular annual meetings of its shareholders. If such an annual meeting is called, any shareholder who wishes to submit a proposal for consideration at the meeting should submit the proposal or notice of the proposal, if the shareholder chooses to include the proposal in the Trust’s proxy materials, to the Trust within a reasonable time prior to the Trust printing and mailing its proxy materials in accordance with, respectively, Rule 14a-8 or Rule 14a-4(c) under the Securities Exchange Act.

Householding.  Only one copy of proxy materials and other documents related to the Funds, such as information statements, prospectuses and annual and semi-annual reports, etc. is being delivered to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household.  If you would like to discontinue householding for your accounts, please call toll-free at 1-877-Low-Beta (1-877-569-2382) to request individual copies of these documents.

IN ORDER THAT THE PRESENCE OF A QUORUM AT THE MEETING MAY BE ASSURED, PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY IS REQUESTED.  A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.  ALTERNATIVELY, YOU MAY VOTE BY TOUCH-TONE TELEPHONE OR THROUGH THE INTERNET AS EXPLAINED ON THE PROXY CARD.

Lee Schultheis, President

/s/ Lee Schultheis
Harrison, New York
July ___, 2009

EXHIBIT A

INVESTMENT ADVISORY AGREEMENT

THIS AGREEMENT is made and entered into as of this _____ day of ___________, 2009 by and between Hatteras Alternative Investment Partners, LLC, a Delaware limited liability company (the “Adviser”) and AIP Alternative Strategies Funds, a Delaware statutory trust (the “Trust”), regarding each series of the Trust (the “Funds”).

WHEREAS, the Trust is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the assets of each Fund are invested in one or more series of Underlying Funds Trust, a structure that is commonly referred to as a fund-of-funds; and

WHEREAS, the Board of Trustees of the Trust has approved this Agreement, and the Adviser is willing to furnish such services upon the terms and conditions herein set forth.

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

1.           Appointment of Investment Adviser.  The Trust desires to employ the Funds’ capital by investing and reinvesting in investments of the kind and in accordance with the limitations specified in its Amended and Restated Declaration of Trust dated April 12, 2002, amended and restated on July 29, 2002, as amended from time to time (the “Charter”), and in its Prospectus as from time to time in effect (the “Prospectus”), and in the manner and to the extent as may from time to time be approved by the Board of Trustees of the Trust.  The Trust desires to employ and hereby appoints the Adviser to act as investment adviser to the Funds.  The Adviser accepts the appointment and agrees to furnish the services for the compensation set forth below.

2.           Delivery of Fund Documents.  The Trust has furnished the Adviser with copies properly certified or authenticated of each of the following:

(a)	Charter.
(b)	By-Laws-of the Trust, as amended from time to time.
(c)	Resolutions of the Trustees of the Trust selecting Alternative Investment Partners, LLC as Adviser to the Funds and approving the form of this Agreement.
(d)	Funds’ Prospectus.

The Trust will furnish the Adviser from time to time with copies, properly certified or authenticated, of all amendments of or supplements to the foregoing, if any.

3.           Name of Funds.  The Trust and the Funds may use the names “AIP Alternative Strategies Funds,” “Alpha Hedged Strategies Fund” and “Beta Hedged Strategies Fund” respectively only for so long as this Agreement or any other Investment Advisory Agreement between the Adviser and the Funds or any extension, renewal or amendment hereof or thereof remains in effect, including any similar agreement with any organization which shall have succeeded to the Adviser’s business as investment adviser.  At such time as such an agreement shall no longer be in effect, the Funds will (to the extent that they lawfully can) cease to use such names or any other name indicating that they are advised by or otherwise connected with the Adviser or any organization which shall have so succeeded to the Adviser’s business.  The Trust acknowledges that the Adviser may grant the non-exclusive right to use the names “Alpha Hedged Strategies” and “Beta Hedged Strategies” to any other corporation or entity, including but not limited to any investment company of which the Adviser or any subsidiary or affiliate thereof or any successor to the business thereof shall be an investment adviser.

4.           Services Provided by Adviser.  Subject to the supervision and direction of the Board of Trustees of the Trust, the Adviser will, either directly or by identifying and supervising suitable Sub-Advisors (a) act in strict conformity with the Trust's Declaration of Trust, the Investment Company Act of 1940, as amended (the "1940 Act") and the Investment Advisers Act of 1940, as amended, (b) manage each Fund’s portfolio and furnish a continual investment program for the Funds through a fund-of-funds structure in which the assets of each Fund are invested in one or more series of Underlying Funds Trust in accordance with each Fund’s investment objective and policies as described in the Funds’ Prospectus, (c) make investment decisions for the Funds, (d) provide the Funds with investment research and statistical data, advice and supervision, data processing and clerical services, (e) provide the Funds with office facilities which may be the Adviser's own offices, (f) determine what securities shall be purchased for the Funds, what securities shall be held or sold by the Funds, and allocate assets of the Funds to separate sub-accounts of the approved Sub-Advisors, and determine what portion of the Funds’ assets shall be held uninvested, (g) review asset allocations and investment policies with the Board of Trustees of the Funds every quarter, and (h) advise and assist the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of the Board of Trustees of the Trust and its committees with respect to the foregoing matters and the conduct of the business of the Funds.  In addition, the Adviser will furnish the Trust with whatever statistical information the Board of Trustees of the Trust may reasonably request with respect to the securities that the Funds may hold or contemplate purchasing.

The Adviser will keep the Trust informed of developments materially affecting each Fund's portfolio, and will, on its own initiative, furnish the Trust from time to time with whatever information the Adviser believes is appropriate for this purpose.

5.           Allocation of Charges and Expenses.  The Adviser will make available, without expense to the Funds, the services of such of its officers, directors and employees as may be duly elected officers or trustees of the Funds, subject to the individual consent of such persons to serve and to any limitations imposed by law.  The Adviser will pay all expenses incurred in performing its investment advisory services under this Agreement, including compensation of and office space for officers and employees of the Adviser connected with investment and economic research, trading and investment management of the Funds.  The Adviser will not be required to pay any investment advisory related expenses of the Funds other than those specifically allocated to it in this paragraph 5.  In particular, but without limiting the generality of the foregoing, the Funds will be required to pay: brokerage and other expenses of executing portfolio transactions; taxes or governmental fees; interest charges and other costs of borrowing funds; litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Funds’ business.

6.           Compensation of the Adviser.  In consideration of the services rendered pursuant to this Agreement, the Funds will not compensate the Adviser.  As compensation for the services provided by the Adviser under this Agreement and under the separate Underlying Funds Trust Advisory Agreement, each series of the Underlying Funds Trust will pay to the Adviser a monthly fee of 2.50% (on an annualized basis) of its respective average daily net assets.

In the event of any termination of this Agreement, the fee provided for in this paragraph 6 shall be calculated on the basis of a period ending on the last day on which this Agreement is in effect, subject to a pro rata adjustment based on the number of days elapsed in the current period as a percentage of the total number of days in such period.

7.           Services to Other Accounts.  The Trust understands that the Adviser may act in the future as investment adviser to fiduciary and other managed accounts, and the Trust has no objection to the Adviser so acting, provided that whenever the Funds and one or more other accounts advised by the Adviser are prepared to purchase, or desire to sell, the same security, available investments or opportunities for sales will be allocated in a manner believed by the Adviser to be equitable to each entity.  The Trust recognizes that in some cases this procedure may affect adversely the price paid or received by the Funds or the size of the position purchased or sold by the Funds.  In addition, the Trust understands that the persons employed by the Adviser to provide service to the Funds in connection with the performance of the Adviser's duties under this Agreement will not devote their full time to that service.  Moreover, nothing contained in this Agreement will be deemed to limit or restrict the right of the Adviser or any "affiliated person" of the Adviser to engage in and devote time and attention to other businesses or to render services of whatever kind or nature to other persons or entities, including serving as investment adviser to, or employee, officer, director or trustee of, other investment companies.

8.           Brokerage and Avoidance of Conflicts of Interest.  In connection with purchases or sales of portfolio securities for the account of the Funds, neither the Adviser nor any of its trustees, officers or employees will act as a principal or agent or receive any commission with respect to such purchases or sales.  The Adviser or its agents shall arrange for the placing of all orders for the purchase and sale of portfolio securities for each Fund's account with brokers or dealers selected by the Adviser.  In the selection of such brokers or dealers and the placing of such orders, the Adviser will use its best efforts to seek for the Funds the most favorable execution and net price available and will consider all factors it deems relevant in making such decisions including, but not limited to, price (including any applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm involved and the firm's risk in positioning a block of securities.

The parties agree that it is in the interests of the Funds that the Adviser have access to supplemental investment and market research and security and economic analyses provided by brokers who may execute brokerage transactions at a higher cost to the Funds than may result when brokerage is allocated to other brokers on the basis of the best price and execution.  The Adviser is authorized to place orders for the purchase and sale of securities for the Funds with such brokers, subject to review by the Funds’ Trustees from time to time.  In selecting brokers or dealers to execute a particular transaction and in evaluating the best price and execution available, the Adviser may consider the brokerage and research services (as such terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided to the Fund and/or other accounts over which the Adviser exercises investment discretion.

9.           Standard of Care; Limitation of Liability.  The Adviser will exercise its best judgment in rendering the services described in paragraph 4 above.  The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by the Adviser of its obligations and duties under this Agreement, or a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services (in which case any award of damages shall be limited to the period and amount set forth in Section 36(b)(3) of the 1940 Act).  Any person, even though an officer, director, employee, or agent of the Adviser, who may be or become an officer, trustee, employee or agent of the Funds, will be deemed, when rendering services to the Funds, to be rendering such services to, or acting solely for, the Funds and not as an officer, director, employee or agent, or one under the control or direction of the Adviser, even though paid by it.

10.           Duration and Termination of this Agreement.  This Agreement shall remain in force for an initial term of two years and from year to year thereafter, but only so long as such continuance is specifically approved at least annually by the vote of a majority of the Trustees who are not interested persons of the Adviser or of the Funds, cast in person at a meeting called for the purpose of voting on such approval and by a vote of the Board of Trustees or of a majority of the outstanding voting securities of the Funds.  The aforesaid requirement that continuance of this Agreement be specifically approved at least annually shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder.  This Agreement may, on sixty (60) days, written notice, be terminated at any time without the payment of any penalty, by the Board of Trustees of the Funds, or by vote of a majority of the outstanding voting securities of the Funds, or by the Adviser.  This Agreement shall automatically terminate in the event of its assignment.  In interpreting the provisions of this Agreement, the definitions contained in Section 2(a) of the 1940 Act (particularly the definitions of "interested person", "assignment" and "majority of the outstanding voting securities"), as from time to time amended, shall be applied, subject, however, to such exemptions, as may be granted by the Securities and Exchange Commission by any rule, regulation or order.

11.           Amendment of this Agreement.  No provisions of this Agreement may be amended, changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the amendment, change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by vote of the holders of a majority of the outstanding voting securities of the Funds and by the Board of Trustees of the Funds, including a majority of the Trustees who are not interested persons of the Adviser or of the Funds, cast in person at a meeting called for the purpose of voting on such approval.

12.           Notice.   Any notice, advice or report to be given pursuant to this Agreement shall be delivered or mailed:

To the Adviser at:

Hatteras Alternative Investment Partners, LLC
600 Mamaroneck Avenue, Suite 400
Harrison, NY 10528

To the Trust and the Funds at:

AIP Alternative Strategies Funds
600 Mamaroneck Avenue, Suite 400
Harrison, NY 10528

with a copy to:

Blank Rome LLP
405 Lexington Avenue
New York, New York 10174
Attn: Thomas R. Westle, Esq.

13.           Governing Law.  This Agreement constitutes the entire agreement of the parties, shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by New York law in a manner not in conflict with the provisions of the 1940 Act.

14.           Miscellaneous.   Neither the holders of Shares of the Funds nor the Trustees shall be personally liable hereunder.  The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.  If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.  This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

15.           Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

If you are in agreement with the foregoing, please sign the form of acceptance on the accompanying counterpart of this letter and return such counterpart to the Funds, whereupon this letter shall become a binding contract between the Trust, on behalf of the Funds, and the Adviser.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

AIP ALTERNATIVE STRATEGIES FUNDS

By:________________________________
Name:
Title:

HATTERAS ALTERNATIVE INVESTMENT PARTNERS, LLC

By:________________________________
Name:
Title:

APPENDIX A

Separate Series of AIP Alternative Strategies Funds

➢	Alpha Hedged Strategies Fund

➢	Beta Hedged Strategies Fund

EXHIBIT B

INVESTMENT ADVISORY AGREEMENT

THIS AGREEMENT is made and entered into as of this ____day of  ___________, 2009 by and between Hatteras Alternative Investment Partners, LLC, a Delaware limited liability company (the “Adviser”) and the Underlying Funds Trust, a Delaware statutory trust (the “Trust”), regarding each series of the Trust (the “Funds”).

WHEREAS, the Trust is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Board of Trustees of the Trust has approved this Agreement, and the Adviser is willing to furnish such services upon the terms and conditions herein set forth.

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

1.           Appointment of Investment Adviser.  The Trust desires to employ the Funds’ capital by investing and reinvesting in investments of the kind and in accordance with the limitations specified in its Declaration of Trust dated March 27, 2006 (the “Charter”), and in its Prospectus as from time to time in effect (the “Prospectus”), and in the manner and to the extent as may from time to time be approved by the Board of Trustees of the Trust.  The Trust desires to employ and hereby appoints the Adviser to act as investment adviser to the Funds.  The Adviser accepts the appointment and agrees to furnish the services for the compensation set forth below.

2.           Delivery of Fund Documents.  The Trust has furnished the Adviser with copies properly certified or authenticated of each of the following:

(a)	Charter.
(b)	By-Laws-of the Trust, as amended from time to time.
(c)	Resolutions of the Trustees of the Trust selecting Alternative Investment Partners, LLC as Adviser to the Funds and approving the form of this Agreement.
(d)	Funds’ Prospectus.

The Trust will furnish the Adviser from time to time with copies, properly certified or authenticated, of all amendments of or supplements to the foregoing, if any.

3.           Name of Funds.  The Trust and the Funds may use the names set forth on Appendix A, respectively only for so long as this Agreement or any other Investment Advisory Agreement between the Adviser and the Funds or any extension, renewal or amendment hereof or thereof remains in effect, including any similar agreement with any organization which shall have succeeded to the Adviser’s business as investment adviser.  At such time as such an agreement shall no longer be in effect, the Funds will (to the extent that they lawfully can) cease to use such names or any other name indicating that they are advised by or otherwise connected with the Adviser or any organization which shall have so succeeded to the Adviser’s business.  The Trust acknowledges that the Adviser may grant the non-exclusive right to use the names set forth on Appendix A to any other corporation or entity, including but not limited to any investment company of which the Adviser or any subsidiary or affiliate thereof or any successor to the business thereof shall be an investment adviser.

4.           Services Provided by Adviser.  Subject to the supervision and direction of the Board of Trustees of the Trust, the Adviser will, either directly or by identifying and supervising suitable Sub-Advisors (a) act in strict conformity with the Trust's Declaration of Trust, the Investment Company Act of 1940, as amended (the "1940 Act") and the Investment Advisers Act of 1940, as amended, (b) manage each Fund’s portfolio and furnish a continual investment program for the Funds in accordance with each Fund’s investment objective and policies as described in the Funds’ Prospectus, (c) make investment decisions for the Funds, (d) provide the Funds with investment research and statistical data, advice and supervision, data processing and clerical services, (e) provide the Funds with office facilities which may be the Adviser's own offices, (f) determine what securities shall be purchased for the Funds, what securities shall be held or sold by the Funds, and allocate assets of the Funds to separate sub-accounts of the approved Sub-Advisors, and determine what portion of the Funds’ assets shall be held uninvested, (g) review asset allocations and investment policies with the Board of Trustees of the Funds every quarter, and (h) advise and assist the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of the Board of Trustees of the Trust and its committees with respect to the foregoing matters and the conduct of the business of the Funds.  In addition, the Adviser will furnish the Trust with whatever statistical information the Board of Trustees of the Trust may reasonably request with respect to the securities that the Funds may hold or contemplate purchasing.

The Adviser will keep the Trust informed of developments materially affecting each Fund's portfolio, and will, on its own initiative, furnish the Trust from time to time with whatever information the Adviser believes is appropriate for this purpose.

5.           Allocation of Charges and Expenses.  The Adviser will make available, without expense to the Funds, the services of such of its officers, directors and employees as may be duly elected officers or trustees of the Funds, subject to the individual consent of such persons to serve and to any limitations imposed by law.  The Adviser will pay all expenses incurred in performing its investment advisory services under this Agreement, including compensation of and office space for officers and employees of the Adviser connected with investment and economic research, trading and investment management of the Funds.  The Adviser will not be required to pay any investment advisory related expenses of the Funds other than those specifically allocated to it in this paragraph 5.  In particular, but without limiting the generality of the foregoing, the Funds will be required to pay: brokerage and other expenses of executing portfolio transactions; taxes or governmental fees; interest charges and other costs of borrowing funds; litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Funds’ business.

6.           Compensation of the Adviser.  In consideration of the services rendered pursuant to this Agreement, the Funds will pay to the Adviser, as compensation for the services provided by the Adviser under this Agreement, a monthly fee of 2.50% (on an annualized basis) of the average daily net assets of each Fund.

In the event of any termination of this Agreement, the fee provided for in this paragraph 6 shall be calculated on the basis of a period ending on the last day on which this Agreement is in effect, subject to a pro rata adjustment based on the number of days elapsed in the current period as a percentage of the total number of days in such period.

7.           Services to Other Accounts.  The Trust understands that the Adviser may act in the future as investment adviser to fiduciary and other managed accounts, and the Trust has no objection to the Adviser so acting, provided that whenever the Funds and one or more other accounts advised by the Adviser are prepared to purchase, or desire to sell, the same security, available investments or opportunities for sales will be allocated in a manner believed by the Adviser to be equitable to each entity.  The Trust recognizes that in some cases this procedure may affect adversely the price paid or received by the Funds or the size of the position purchased or sold by the Funds.  In addition, the Trust understands that the persons employed by the Adviser to provide service to the Funds in connection with the performance of the Adviser's duties under this Agreement will not devote their full time to that service.  Moreover, nothing contained in this Agreement will be deemed to limit or restrict the right of the Adviser or any "affiliated person" of the Adviser to engage in and devote time and attention to other businesses or to render services of whatever kind or nature to other persons or entities, including serving as investment adviser to, or employee, officer, director or trustee of, other investment companies.

8.           Brokerage and Avoidance of Conflicts of Interest.  In connection with purchases or sales of portfolio securities for the account of the Funds, neither the Adviser nor any of its trustees, officers or employees will act as a principal or agent or receive any commission with respect to such purchases or sales.  The Adviser or its agents shall arrange for the placing of all orders for the purchase and sale of portfolio securities for each Fund's account with brokers or dealers selected by the Adviser.  In the selection of such brokers or dealers and the placing of such orders, the Adviser will use its best efforts to seek for the Funds the most favorable execution and net price available and will consider all factors it deems relevant in making such decisions including, but not limited to, price (including any applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm involved and the firm's risk in positioning a block of securities.

The parties agree that it is in the interests of the Funds that the Adviser have access to supplemental investment and market research and security and economic analyses provided by brokers who may execute brokerage transactions at a higher cost to the Funds than may result when brokerage is allocated to other brokers on the basis of the best price and execution.  The Adviser is authorized to place orders for the purchase and sale of securities for the Funds with such brokers, subject to review by the Funds’ Trustees from time to time.  In selecting brokers or dealers to execute a particular transaction and in evaluating the best price and execution available, the Adviser may consider the brokerage and research services (as such terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided to the Fund and/or other accounts over which the Adviser exercises investment discretion.

9.           Standard of Care; Limitation of Liability.  The Adviser will exercise its best judgment in rendering the services described in paragraph 4 above.  The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by the Adviser of its obligations and duties under this Agreement, or a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services (in which case any award of damages shall be limited to the period and amount set forth in Section 36(b)(3) of the 1940 Act).  Any person, even though an officer, director, employee, or agent of the Adviser, who may be or become an officer, trustee, employee or agent of the Funds, will be deemed, when rendering services to the Funds, to be rendering such services to, or acting solely for, the Funds and not as an officer, director, employee or agent, or one under the control or direction of the Adviser, even though paid by it.

10.           Duration and Termination of this Agreement.  This Agreement shall remain in force for an initial term of two years and from year to year thereafter, but only so long as such continuance is specifically approved at least annually by the vote of a majority of the Trustees who are not interested persons of the Adviser or of the Funds, cast in person at a meeting called for the purpose of voting on such approval and by a vote of the Board of Trustees or of a majority of the outstanding voting securities of the Funds.  The aforesaid requirement that continuance of this Agreement be specifically approved at least annually shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder.  This Agreement may, on sixty (60) days, written notice, be terminated at any time without the payment of any penalty, by the Board of Trustees of the Funds, or by vote of a majority of the outstanding voting securities of the Funds, or by the Adviser.  This Agreement shall automatically terminate in the event of its assignment.  In interpreting the provisions of this Agreement, the definitions contained in Section 2(a) of the 1940 Act (particularly the definitions of "interested person", "assignment" and "majority of the outstanding voting securities"), as from time to time amended, shall be applied, subject, however, to such exemptions, as may be granted by the Securities and Exchange Commission by any rule, regulation or order.

11.           Amendment of this Agreement.  No provisions of this Agreement may be amended, changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the amendment, change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by vote of the holders of a majority of the outstanding voting securities of the Funds and by the Board of Trustees of the Funds, including a majority of the Trustees who are not interested persons of the Adviser or of the Funds, cast in person at a meeting called for the purpose of voting on such approval.

12.           Notice.   Any notice, advice or report to be given pursuant to this Agreement shall be delivered or mailed:

To the Adviser at:

Hatteras Alternative Investment Partners, LLC
600 Mamaroneck Avenue, Suite 400
Harrison, NY 10528

To the Trust and the Funds at:

AIP Alternative Strategies Funds
600 Mamaroneck Avenue, Suite 400
Harrison, NY 10528

with a copy to:

Blank Rome LLP
405 Lexington Avenue
New York, New York 10174
Attn: Thomas R. Westle, Esq.

13.           Governing Law.  This Agreement constitutes the entire agreement of the parties, shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by New York law in a manner not in conflict with the provisions of the 1940 Act.

14.           Miscellaneous.   Neither the holders of Shares of the Funds nor the Trustees shall be personally liable hereunder.  The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.  If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.  This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

15.           Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

If you are in agreement with the foregoing, please sign the form of acceptance on the accompanying counterpart of this letter and return such counterpart to the Funds, whereupon this letter shall become a binding contract between the Trust, on behalf of the Funds, and the Adviser.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

UNDERLYING FUNDS TRUST

By:________________________________
Name:
Title:

HATTERAS ALTERNATIVE INVESTMENT PARTNERS, LLC

By:________________________________
Name:
Title:

APPENDIX A

Separate Series of the Underlying Funds Trust

Arbitrage – 1 (f/k/a Convertible Bond Arbitrage -1)
Income Arbitrage (f/k/a Fixed Income Arbitrage – 1)
Event Driven and Risk Arbitrage (f/k/a Merger Arbitrage – 1)
Long/Short Equity — Earnings Revision - 1
Long/Short Equity Market Neutral (f/k/a Long/Short Equity — Momentum – 1)
Long/Short Equity Hedge (f/k/a Long/Short Equity — Deep Discount Value – 1)
Long/Short Equity — International - 1
Long/Short Equity — REIT - 1
Distressed Securities & Special Situations - 1
Global Hedged Income – 1
Distressed/Hedged Income (f/k/a Deep Value Hedged Income – 1)
Long/Short Equity – Growth – 1
Energy and Natural Resources (f/k/a Energy and Natural Resources – 1)

EXHIBIT C

Sub-Advisers

Alpha Equity Management LLC

The Adviser has entered into a sub-advisory agreement with Alpha Equity Management LLC (“Alpha Equity”).  Alpha Equity is located at 90 State House Square, Suite 1100, Hartford, CT 06103, and is a registered investment advisor.  Alpha Equity provides investment advice and portfolio management services to institutional managed accounts, pooled investment vehicles and investment companies.

AlphaStream Capital Management, LLC

The Adviser has entered into a sub-advisory agreement with AlphaStream Capital Management, LLC (“AlphaStream”).  AlphaStream is located at 3404 Mt. Diablo Blvd., Suite 17, Lafayette, CA 94549, and is a registered investment adviser. AlphaStream provides investment advice and portfolio management services to investment companies, pooled investment vehicles and other corporate entities.

Aristos Capital Management LLC

The Adviser has entered into a sub-advisory agreement with Aristos Capital Management, LLC (“Aristos”).  Aristos is located at 1251 Avenue of the Americas, Suite 2370, New York, NY 10020 and is a registered investment adviser.  Aristos provides investment advice and portfolio management services to investment companies and pooled investment vehicles.

Castle Peak Asset Management, LLC

The Adviser has entered into a sub-advisory agreement with Castle Peak Asset Management, LLC (“Castle Peak”). Castle Peak is located at 575 Market Street, Suite 1825, San Francisco, CA 94105, and is a registered investment adviser. Castle Peak provides investment advice and portfolio management services to investment companies and other pooled investment vehicles.

Concise Capital Management, LP

The Adviser has entered into a sub-advisory agreement with Concise Capital Management, LP (“Concise”). Concise is located at 75 Valencia Avenue, Suite 711, Coral Gables, FL 33134, and is a registered investment adviser. Concise provides investment advice and portfolio management services to high net worth individuals, investment companies, and other pooled investment vehicles.

Deltec Asset Management, LLC

The Adviser has entered into a sub-advisory agreement with Deltec Asset Management, LLC (“Deltec”). Deltec is located at 623 Fifth Avenue, 28th  Floor, New York, NY 10022, and is a registered investment adviser.  Deltec provides investment advice and portfolio management services to individuals, including high net worth individuals, investment companies, collateralized bond obligations, pension and profit-sharing plans and other pooled investment vehicles.

FrontFour Capital Group, LLC

The Adviser has entered into a sub-advisory agreement with FrontFour Capital Group, LLC (“FrontFour”). FrontFour is located at Two Stamford Landing, 68 Southfield Avenue, Suite 290, Stamford, CT 06902, and is a registered investment adviser.  FrontFour provides investment advice and portfolio management services to investment companies and other pooled investment vehicles.

GAMCO Asset Management, Inc.

The Adviser has entered into a sub-advisory agreement with GAMCO Asset Management, Inc. (“GAMCO”).  GAMCO is located at One Corporate Center, Rye, NY 10580, and is a registered investment adviser. GAMCO provides investment advice, management services and portfolio management services to individually managed accounts for high net worth individuals, investment companies, foundations, charitable organizations, pension and profit sharing plans, pooled investment vehicles, banking or thrift institutions, other corporate entities, and state and municipal governments.

Goldberg Advisers, LLC

The Adviser has entered into a sub-advisory agreement with Goldberg Advisers, LLC (“Goldberg”). Goldberg is located at 44 Montgomery Street, Suite 2100, San Francisco, CA 94104, and is a registered investment adviser.  Goldberg provides investment advice and portfolio management services to individually managed accounts, investment companies, pooled investment vehicles, and other institutional clients.

Hovan Capital Management, LLC

The Advisor has entered into a sub-advisory agreement with Hovan Capital Management, LLC (“Hovan”).  Hovan is located at 81 Beach Road, Belvedere, CA, 94920, and is a registered investment adviser.  Hovan provides investment advice and portfolio management services to individually managed accounts for high net worth individuals, investment companies and other pooled investment vehicles.

KDC Investment Management, LP

The Adviser has entered into a sub-advisory agreement with KDC Investment Management, LP (“KDCIM”). KDCIM is located at 900 Third Avenue, Suite 1000, New York, NY 10022, and is a registered investment adviser. KDCIM provides investment advice and portfolio management services to investment companies, other pooled investment vehicles, and institutional managed accounts.

NEF Advisors, LLC

The Adviser has entered into a sub-advisory agreement with NEF Advisors, LLC (“NEF”).  NEF is located at 527 Madison Avenue, 6th  Floor, New York, NY 10022, and is a registered investment adviser.  NEF provides investment advice and portfolio management services to investment companies.

Nicholas Investment Partners, L.P.

The Adviser has entered into a sub-advisory agreement with Nicholas Investment Partners, L.P. (“Nicholas”). Nicholas is located at 6451 El Sicomoro Street, Rancho Santa Fe, CA 92067, and is a registered investment adviser. Nicholas provides investment advice and portfolio management services to individually managed accounts for high net worth individuals, investment companies and other pooled investment vehicles.

Opportunity Research Group, LLC

The Adviser has entered into a sub-advisory agreement with Opportunity Research Group, LLC (“Opportunity Research”).  Opportunity Research is located at 11111 Santa Monica Boulevard, Suite 1450, Los Angeles, CA 90025, and is a registered investment adviser.  Opportunity Research provides investment advice and portfolio management services to investment companies and other pooled investment vehicles.

Osage Energy Partners, L.P.

The Adviser has entered into a sub-advisory agreement with Osage Energy Partners, L.P. (“Osage”). Osage is located at 25227 Grogan’s Mill Road, Suite 125, The Woodlands, TX 77380, and is a registered investment adviser.  Osage provides investment advice and portfolio management services to individually managed accounts for high net worth individuals, investment companies, pooled investment vehicles and other corporate entities.

Pacificor, LLC

The Adviser has entered into a sub-advisory agreement with Pacificor, LLC (“Pacificor”).  Pacificor is located at 740 State Street, Suite 202, Santa Barbara, CA 93101, and is a registered investment adviser.  Pacificor provides investment advice and portfolio management services to investment companies, pension and profit-sharing plans, pooled investment vehicles, charitable organizations and other corporate entities.

Quattro Global Capital, LLC

The Adviser has entered into a sub-advisory agreement with Quattro Global Capital, LLC (“Quattro”).  Quattro is located at 546 Fifth Avenue, 19th  Floor, New York, NY 10036, and is a registered investment adviser.  Quattro provides investment advice and portfolio management services to investment companies and other pooled investment vehicles.

Sage Capital Management, LLC

The Adviser has entered into a sub-advisory agreement with Sage Capital Management, LLC (“Sage”). Sage is located at 665 South Orange Avenue, Suite 3, Sarasota, FL 34236, and is a registered investment adviser. Sage provides investment advice and portfolio management services to individually managed accounts for high net worth individuals, investment companies, other pooled investment vehicles and pension and profit-sharing plans.

Seagate Global Advisors LLC

The Adviser has entered into a sub-advisory agreement with Seagate Global Advisors LLC (“Seagate”).  Seagate is located at 999 North Sepulveda Blvd., Suite 550, El Segundo, CA 90245, and is a registered investment adviser.  Seagate provides investment advice and portfolio management services to investment companies and other pooled investment vehicles.

Simran Capital Management, LLC

The Adviser has entered into a sub-advisory agreement with Simran Capital Management, LLC (“Simran”). Simran is located at 161 North Clark Street, 47th  Floor, Chicago, IL 60601, and is a registered investment adviser. Simran provides investment advice and portfolio management services to investment companies and other pooled investment vehicles.

Smith Breeden Associates, Inc.

The Adviser has entered into a sub-advisory agreement with Smith Breeden Associates, Inc. (“Smith Breeden”).  Smith Breeden is located at 280 South Mangum Street, Suite 301, Durham, NC 27701, and is a registered investment adviser. Smith Breeden provides investment advice, management services and portfolio management services to individually managed accounts for high net worth individuals, banking and thrift institutions, investment companies, pension and profit sharing plans, pooled investment vehicles, state and municipal government entities foundations and insurance funds.

Starboard Capital Partners, L.P.

The Advisor has entered into a sub-advisory agreement with Starboard Capital Partners, L.P. (“Starboard”).  Starboard is located at 3000 Weslayan Street, Suite 385, Houston, TX 77027, and is a registered investment adviser.  Starboard provides investment advice and portfolio management services to investment companies and other pooled investment vehicles.

Sunnymeath Asset Management, Inc.

The Adviser has entered into a sub-advisory agreement with Sunnymeath Asset Management, Inc. (“Sunnymeath”). Sunnymeath is located at 151 Bodman Place, Suite 100, Red Bank, NJ 07701, and is a registered investment adviser. Sunnymeath provides investment advice and portfolio management services to individually managed accounts for high net worth individuals, investment companies, pension and profit-sharing plans, other pooled investment vehicles and charitable organizations.

TWIN Capital Management, Inc.

The Adviser has entered into a sub-advisory agreement with TWIN Capital Management, Inc. (“TWIN Capital”). TWIN Capital is located at 3244 Washington Road, Suite 202, McMurray, PA 15317, and is a registered investment adviser. TWIN Capital provides investment advice, management services and portfolio management services to individually managed accounts for high net worth individuals, investment companies, pension and profit sharing plans, pooled investment vehicles, other corporate entities, and state and municipal governments.

Venus Capital Management, Inc.

AIP has entered into a sub-advisory agreement with Venus Capital Management, Inc. (“Venus”).  Venus is located at 99 Summer Street, Suite M100, Boston, MA 02110, and is a registered investment adviser.  Venus provides investment advice and portfolio management services to businesses or institutional investors, investment companies and other pooled investment vehicles.

Zacks Investment Management, Inc.

The Adviser has entered into a sub-advisory agreement with Zacks Investment Management, Inc. (“Zacks”).  Zacks is located at 100 North Riverside Plaza, Suite 2200, Chicago, IL 60606, and is a registered investment adviser.  Zacks provides investment advice, management services and portfolio management services to individually managed accounts for individuals, high net worth individuals, banking or thrift institutions, investment companies, pension and profit sharing plans, pooled investment vehicles and state or municipal government entities.

EXHIBIT D

AGGREGATE FEE DISCLOSURE REGARDING SUB-ADVISERS

Calendar Year	Aggregate Sub-Advisory Fees Paid During the Calendar Year	Aggregate Sub-Advisory Fees as a Percentage of Average Net Assets of the Trust	Aggregate Sub-Advisory Fees as a Percentage of Average Net Assets of Alpha	Aggregate Sub-Advisory Fees as a Percentage of Average Net Assets of Beta
2002	$26,732	0.23%	0.23%	N/A*
2003	$138,863	1.17%	1.17%	N/A*
2004	$181,845	0.99%	0.99%	N/A*
2005	$1,278,807	1.19%	1.19%	N/A*
2006	$2,716,724	1.18%	1.18%	1.57%
2007	$5,997,878	1.17%	1.17%	1.15%
2008	$8,509,798	1.22%	1.21%	1.35%
2009**	$3,539,914	1.18%	1.18%	1.15%

*Beta commenced operations on April 28, 2006.
**For 2009, aggregate sub-advisory fees and average net asset calculations have been annualized.

The following sub-advisers received payments from the Adviser pursuant to a sub-advisory agreement during some or all of the periods presented above: Nicholas Investment Partners, L.P.; TWIN Capital Management, Inc.; Zacks Investment Management, Inc.; Schultze Asset Management, Inc.; Smith Breeden Associates, Inc.; GAMCO Asset Management, Inc. (also referred to as Gabelli Asset Management Company); Carlin Asset Management; Alpha Equity Management LLC; Apis Capital Partners, LLC; Weiss, Peck & Greer Investments; Seagate Global Advisors LLC; Quattro Global Capital, LLC; Sunnymeath Asset Management, Inc.; Venus Capital Management, Inc.; Hovan Capital Management, LLC; Graybeard Capital, LLC; Opportunity Research Group, LLC; Starboard Capital Partners, L.P.; Pacificor, LLC; Simran Capital Management, LLC; Sage Capital Management, LLC; Viewpoint Investment Partners; Deltec Asset Management, LLC; Duncan-Hurst Capital Management, L.P.; KDC Investment Management, LP; AlphaStream Capital Management, LLC; Goldberg Advisers, LLC; Osage Energy Partners, L.P.; Concise Capital Management, LP; FrontFour Capital Group, LLC; Castle Peak Asset Management, LLC; NEF Advisors, LLC; CapitalWorks Investment Partners, LLC; G2 Capital Management, LLC; Copernicus International, LLC; Harlingwood Capital Management; and Acumen Capital Management, LLC.  None of the sub-advisers is an affiliated person, as defined in section 3(a)(3) of the Investment Company Act of 1940, as amended, of the Trust or the Adviser, other than by reason of serving as a sub-adviser.

D-1

EXHIBIT E

DISTRIBUTION PLAN
for
AIP ALTERNATIVE STRATEGIES FUNDS

SECTION 1. AIP Alternative Strategies Funds (the "Trust") may act as the distributor of securities which are issued in respect of one or more of its separate investment series (a “Fund”), pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "1940 Act") according to the terms of this Distribution Plan ("Plan").

SECTION 2. The Trust may expend daily amounts at an annual rate of 1.00% (of which 0.25% is for shareholder services) of the average daily net asset value of the Class C Shares ("Shares") of each of its Alpha Hedged Strategies Fund and Beta Hedged Strategies Fund to finance any activity which is principally intended to result in the sale of Shares including, without limitation, expenditures consisting of payments to a principal underwriter of the Funds ("Principal Underwriter") or others in order: (i) to enable payments to be made by the Principal Underwriter or others for any activity primarily intended to result in the sale of Shares, including, without limitation, (a) compensation to public relations consultants or other persons assisting in, or providing services in connection with, the distribution of Shares, (b) advertising, (c) printing and mailing of prospectuses and reports for distribution to persons other than existing shareholders, (d) preparation and distribution of advertising material and sales literature, (e) commission payments, and principal and interest expenses associated with the financing of commission payments, made by the Principal Underwriter in connection with the sale of Shares and (f) conducting public relations efforts such as seminars;  (ii) to enable the Principal Underwriter or others to receive, pay or to have paid to others who have sold Shares, or who provide services to holders of Shares, a maintenance or other fee in respect of services provided to holders of Shares, at such intervals as the Principal Underwriter may determine, in respect of Shares previously sold and remaining outstanding during the period in respect of which such fee is or has been paid; and/or (iii) to compensate the Principal Underwriter for its efforts in respect of sales of Shares since inception of the Plan. Appropriate adjustments shall be made to the payments made pursuant to this Section 2 to the extent necessary to ensure that no payment is made by each Fund with respect to any Class in excess of any limit imposed on asset based, front end and deferred sales charges under any rule or regulations adopted by the Financial Industry Regulatory Authority (“FINRA”, formerly known as the National Association of Securities Dealers, Inc. or NASD).

SECTION 3. This Plan shall not take effect with respect to any Class of Shares of any Fund until it has been approved by votes of a majority of (a) the Trustees of the Trust, and (b) those Trustees of the Trust who are not "interested persons" (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of this Plan or any agreements of the Trust related hereto or any other person related to this Plan ("Disinterested Trustees"), cast in person at a meeting called for the purpose of voting on this Plan. In addition, any agreement related to this Plan and entered into by the Trust on behalf of the Funds in connection therewith shall not take effect until it has been approved by votes of a majority of (a) the Board of Trustees of the Trust (the “Board”), and (b) the Disinterested Trustees.

SECTION 4. Unless sooner terminated pursuant to Section 6, this Plan shall continue in effect for a period of one year from the date it takes effect and thereafter shall continue in effect for additional periods that shall not exceed one year so long as such continuance is specifically approved by votes of a majority of both (a) the Board and (b) the Disinterested Trustees, cast in person at a meeting called for the purpose of voting on this Plan, provided that payments for services theretofore provided or for reimbursement of expenses theretofore incurred or accrued prior to termination of this Plan in accordance with Section 2 may be continued by the Funds to the extent provided for in Section 6, below, as applicable.

SECTION 5. Any person authorized to direct the disposition of monies paid or payable pursuant to this Plan or any related agreement shall provide to the Board and the Board shall review at least quarterly a written report of the amounts so expended and the purposes for which such expenditures were made.

SECTION 6. Payments with respect to services provided by the Principal Underwriter pursuant to Section 2, above, shall be authorized hereunder, whether or not this Plan has been otherwise terminated, if such payments are for services theretofore provided or for reimbursement of expenses theretofore incurred or accrued prior to termination of this Plan in other respects and if such payment is or has been so approved by the Board, including the Disinterested Trustees, or agreed to by the Funds with such approval, all subject to such specific implementation as the Board, including the Disinterested Trustees, may approve; provided that, at the time any such payment is made, whether or not this Plan has been otherwise terminated, the making of such payment will not cause the limitation upon such payments set forth in Section 2 to be exceeded. Without limiting the generality of the foregoing, each Class of a Fund may pay to, or on the order of, any person who has served from time to time as Principal Underwriter amounts for distribution services pursuant to a principal underwriting agreement or otherwise. Any such principal underwriting agreement may, but need not, provide that such Principal Underwriter may be paid for distribution services to Class C Shares a fee which may be designated a Distribution Fee and may be paid at a rate per annum up to 1.00 % of the average daily net asset value of such Class C Shares of each Fund and may, but need not, also provide: (I) that a Principal Underwriter will be deemed to have fully earned its "Allocable Portion" of the Distribution Fee upon the sale of the Commission Shares (as defined in the Allocation Schedule) taken into account in determining its Allocable Portion; (II) that each Fund’s obligation to pay such Principal Underwriter its Allocable Portion of the Distribution Fee shall be absolute and unconditional and shall not be subject to dispute, offset, counterclaim or any defense whatsoever (it being understood that such provision is not a waiver of each Fund's right to pursue such Principal Underwriter and enforce such claims against the assets of such Principal Underwriter other than its right to its Allocable Portion of the Distribution Fee; (III) that each Fund's obligation to pay such Principal Underwriter its Allocable Portion of the Distribution Fee shall not be changed or terminated except to the extent required by any change in applicable law, including without limitation, the 1940 Act, the Rules promulgated thereunder by the Securities and Exchange Commission and the Rules of Fair Practice of the National Association of Securities Dealers, Inc., in each case enacted or promulgated after May 5, 1997, or in connection with a "Complete Termination" (as hereinafter defined);  (IV) that each Fund will not waive or change any contingent deferred sales charge ("CDSC") in respect of the Distributor's Allocable Portion thereof, except as provided in the Funds’ prospectus or statement of additional information without the consent of the Principal Underwriter or any assignee of such Principal Underwriter's rights to its Allocable Portion; and (VI) that any Principal Underwriter may assign its rights to its Allocable Portion of the Distribution Fee (but not such Principal Underwriter's obligations to each Fund under its principal underwriting agreement) to raise funds to make expenditures described in Section 2 above and in connection therewith, and upon receipt of notice of such assignment, each Fund shall pay to the assignee such portion of the Principal Underwriter's Allocable Portion of the Distribution Fee so assigned. For purposes of such principal underwriting agreement, the term Allocable Portion of Distribution Fee as applied to any Principal Underwriter may mean the portion of the Distribution Fee allocable to Distributor Shares in accordance with the "Allocation Schedule" attached to such Principal Underwriter's principal underwriting agreement. For purposes of such principal underwriting agreement, the term "Complete Termination" may mean a termination of this Plan involving the cessation of payments of the Distribution Fee thereunder, the cessation of payments of distribution fees pursuant to every other Rule 12b-1 plan of the Funds for every existing or future Class C Shares and the cessation of the offering by the Funds of existing or future Class C Shares, which conditions shall be deemed to be satisfied when they are first complied with and so long thereafter as they are complied with prior to the specified date, after either of which times such conditions need no longer be complied with.

SECTION 7. This Plan may be terminated at any time with respect to any Fund by vote of a majority of the Disinterested Trustees, or by vote of a majority of the Shares of the Fund, provided that payments for services theretofore provided or for reimbursement of expenses theretofore incurred or accrued prior to termination of this Plan in accordance with Section 2 may be continued by the Fund to the extent provided for in Section 6, above, as applicable.

SECTION 8. Any agreement of the Trust, with respect to any Fund, related to this Plan shall be in writing and shall provide:

A.
That such agreement may be terminated with respect to a Fund at any time without payment of any penalty, by vote of a majority of the Disinterested Trustees or by a vote of a majority of the outstanding Shares of such Fund on not more than sixty days written notice to any other party to the agreement; and

B.	That such agreement shall terminate automatically in the event of its assignment.

SECTION 9. This Plan may not be amended to increase materially the amount of distribution expenses provided for in Section 2 with respect to a Fund unless such amendment is approved by a vote of at least a majority (as defined in the 1940 Act) of the outstanding Shares of such Fund, and no material amendment to this Plan shall be made unless approved by votes of a majority of (a) the Board and (b) the Disinterested Trustees, cast in person at a meeting called for the purpose of voting on such amendment.

EXHIBIT F

INFORMATION REGARDING TRUSTEES, NOMINEES AND OFFICERS

Name, Address and Age	Position	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee

Joseph E. Breslin (55) 600 Mamaroneck Avenue, Suite 400, Harrison NY 10528	Independent Trustee and Chairman	Indefinite Term since 2004	Chief Operating Officer, Central Park Credit Holdings, Inc. (2007 to Present), Chief Operating Officer, Aladdin Capital Management LLC (February 2005 to 2007); Independent Consultant, Independence Community Bank (May 2003 to January 2005).	14	Director, Kinetics Mutual Funds, Inc. (mutual fund) from 2000 – Present (9 portfolios); Trustee, Kinetics Portfolios Trust (mutual fund) from 2000 - Present (9 portfolios).

Robert Anderson (67) 600 Mamaroneck Avenue, Suite 400, Harrison NY 10528	Independent Trustee	Indefinite Term since 2002	Senior Vice President and Chief Compliance Officer, Aquila Management Corp. (and Aquila Group of Funds) (since 1998).	14	None

Joyce Montgomery Rocklin (58) 600 Mamaroneck Avenue, Suite 400, Harrison NY 10528	Independent Trustee	Indefinite Term since 2002	Vice President, JES Promotions, an advertising specialty firm (2002 to Present); Retired (2000 – 2002). President, Money Marketing Initiatives, a bank and mutual fund consulting firm (1998-2000).	14	None

Thomas Mann (57) 600 Mamaroneck Avenue, Suite 400, Harrison NY 10528	Independent Trustee	Indefinite Term since 2002	Managing Director and Group Head Financial Institutions Group, Société Générale, Sales of Capital Market Solutions and Products (2003 to Present).	14	None

Gregory S. Sellers (50) 8540 Colonnade Center Drive, Suite 401 Raleigh, NC 27615	Independent Trustee Nominee	Indefinite Term	Chief Financial Officer, Imagemark Business Services, Inc., a provider of marketing and print communications solutions (June 2009 - Present); Chief Financial Officer and Director, Kings Plush, Inc., a fabric manufacturer (2003 to June 2009).	19	None

Name, Address and Age	Position	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee
Steve E. Moss (56) 8540 Colonnade Center Drive, Suite 401 Raleigh, NC 27615	Independent Trustee Nominee	Indefinite Term	Principal, Holden, Moss, Knott, Clark, Copley & Hoyle, PA, accountants and business consultants (1996 to Present). Member Manager, HMKCT Properties, LLC (1996 to Present).	19	None

H. Alexander Holmes (67) 8540 Colonnade Center Drive, Suite 401 Raleigh, NC 27615	Independent Trustee Nominee	Indefinite Term	Founder, Holmes Advisory Services, LLC, a financial consultation firm (1993 to Present).	19	None
INTERESTED TRUSTEE NOMINEE
David B. Perkins (47) 8540 Colonnade Center Drive, Suite 401 Raleigh, NC 27615	Interested Trustee Nominee	Indefinite Term	Chairman and Chief Executive Officer, Hatteras Multi-Strategy TEI Fund, L.P., Hatteras Master Fund, L.P., Hatteras Multi-Strategy Fund I, L.P., Hatteras Multi-Strategy Institutional Fund, L.P. and Hatteras Multi-Strategy TEI Institutional Fund, L.P. (2004 to Present). President and Managing Principal, Hatteras Investment Partners LLC (2003 to Present).	19	None
EXECUTIVE OFFICERS OF THE TRUST
Lee Schultheis (52) 600 Mamaroneck Avenue, Suite 400, Harrison NY 10528	President	2004	Chief Executive Officer of AIP (2004 to Present); Managing Member and Chief Investment Officer of AIP (2002 to Present).	N/A	N/A

Name, Address and Age	Position	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee
Kristina Labermeier (28) 600 Mamaroneck Avenue, Suite 400, Harrison NY 10528	Vice President and Chief Compliance Officer	2005	Chief Compliance Officer of AIP (April 2005 to Present); Compliance Officer of U.S. Bancorp Fund Services, LLC (2002 to 2005).	N/A	N/A
Carin Lopez-Johnson (34) 600 Mamaroneck Avenue, Suite 400 Harrison, NY 10528	Secretary	Indefinite Term since 2008	Compliance Administrator of the Advisor (2008 to Present) Relationship Manager, ABN AMRO Bank, Amsterdam, Zurich Branch in Switzerland (Europe) (2001 to 2007)

**The term “fund complex” refers to (i) the Trust (consisting of two funds) and (ii) the Underlying Funds Trust (consisting of 12 funds), the investment adviser for both of which is AIP, and (iii) Hatteras Multi-Strategy TEI Fund, L.P., Hatteras Master Fund, L.P., Hatteras Multi-Strategy Fund I, L.P., Hatteras Multi-Strategy Institutional Fund, L.P. and Hatteras Multi-Strategy TEI Institutional Fund, L.P., the investment adviser for which is Hatteras Investment Partners LLC, an affiliate of AIP after giving effect to the Transaction.

PROXY	ALPHA HEDGED STRATEGIES FUND SPECIAL COMBINED MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 28, 2009	PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF AIP ALTERNATIVE STRATEGIES FUNDS
The undersigned hereby appoints Lee Schultheis and ________, and each of them, as proxies for the undersigned, each with the power to appoint his substitute, for the Special Combined Meeting of Shareholders of the Alpha Hedged Strategies Fund and Beta Hedged Strategies Fund (the “Funds”), each a series of AIP Alternative Strategies Funds, to be held on August 28, 2009, at _________________________ (the Meeting) or any adjournments or postponements thereof, to vote, as designated below, all shares of the Funds, held by the undersigned at the close of business on  __________, 2009.  Capitalized terms used without definition have the meanings given to them in the accompanying Proxy Statement.

VOTE VIA TELEPHONE: 1-866-241-6192
VOTE VIA THE INTERNET: www.proxy-direct.com
999 9999 9999 999

NOTE:  Please sign exactly as your name appears on this Proxy.  If joint owners, EITHER may sign this Proxy.  When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

Signature(s) (Title(s), if applicable)

Additional Signature (if held jointly)

Date AHS_20336A_070109

VOTING OPTIONS
Read your proxy statement and have it at hand when voting.

VOTE ON THE INTERNET	VOTE BY PHONE	VOTE BY MAIL	VOTE IN PERSON
Log on to www.proxy-direct.com Follow the on-screen instructions available 24 hours	Call 1-866-241-6192 Follow the recorded instructions available 24 hours	Vote, sign and date this Proxy Card and return in the postage-paid envelope	Attend Shareholder Meeting ___________________ ___________________ on August 28, 2009

Important Notice Regarding the Availability of Proxy Materials for the Alpha Hedged Strategies Fund
Shareholder Meeting to Be Held on August 28, 2009.
The Proxy Statement for this meeting is available at https://www.proxy-direct.com/hat20336

This proxy will be voted as specified below.  If the proxy is executed, but with respect to a particular proposal no specification is made, this proxy will be voted in favor of such proposal and in the discretion of the above-named proxies as to any other matter that may properly come before the Meeting or any adjournments or postponements thereof. Please indicate by filling in the appropriate box below.

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example:

☐       Mark this box to vote FOR all Proposals of fund(s) for which you own shares. (No other vote is necessary.)

1.	To approve a new investment advisory agreement between Alternative Investment Partners, LLC and AIP Alternative Strategies Funds
FOR	AGAINST	ABSTAIN
☐	☐	☐

2.	Not applicable

3.	To instruct the Board to approve a new investment advisory agreement between Alternative Investment Partners, LLC, and Underlying Funds Trust
FOR	AGAINST	ABSTAIN
☐	☐	☐

4.	Not applicable

5.	To instruct the Board to approve the retention of fees paid by AIP to the sub-advisers
FOR	AGAINST	ABSTAIN
☐	☐	☐

6.	Not applicable

FOR CLASS C SHAREHOLDERS ONLY
7.	To approve the Distribution Plan and the retention of distribution fee payments made under the Distribution Plan since August 1, 2008
FOR	AGAINST	ABSTAIN
☐	☐	☐

8.	Not applicable

9.	To elect the following additional Trustees to hold office until their respective successors have been duly elected and qualified:
Mr. Gregory S. Sellers, Mr. Steve E. Moss, Mr. H. Alexander Holmes and Mr. David B. Perkins

FOR ALL	AGAINST ALL	FOR ALL EXCEPT	ABSTAIN
☐	☐	☐

To withhold authority to vote, mark “For All Except” and write the Nominee’s name(s) on the line below.
        ______________________________________________________________________________

In their discretion, the named proxies may vote upon any other matters which may legally come before the Meeting, or any adjournments or postponements thereof.

EVERY VOTE IS IMPORTANT!  PLEASE VOTE TODAY USING ONE OF THE AVAILABLE OPTIONS!

PROXY	BETA HEDGED STRATEGIES FUND SPECIAL COMBINED MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 28, 2009	PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF AIP ALTERNATIVE STRATEGIES FUNDS
The undersigned hereby appoints Lee Schultheis and ________, and each of them, as proxies for the undersigned, each with the power to appoint his substitute, for the Special Combined Meeting of Shareholders of the Alpha Hedged Strategies Fund and Beta Hedged Strategies Fund (the “Funds”), each a series of AIP Alternative Strategies Funds, to be held on August 28, 2009, at _________________________ (the Meeting) or any adjournments or postponements thereof, to vote, as designated below, all shares of the Funds, held by the undersigned at the close of business on  __________, 2009.  Capitalized terms used without definition have the meanings given to them in the accompanying Proxy Statement.

VOTE VIA TELEPHONE: 1-866-241-6192
VOTE VIA THE INTERNET: www.proxy-direct.com
999 9999 9999 999

NOTE:  Please sign exactly as your name appears on this Proxy.  If joint owners, EITHER may sign this Proxy.  When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

Signature(s) (Title(s), if applicable)

Additional Signature (if held jointly)

Date AHS_20336A_070109

VOTING OPTIONS
Read your proxy statement and have it at hand when voting.

VOTE ON THE INTERNET	VOTE BY PHONE	VOTE BY MAIL	VOTE IN PERSON
Log on to www.proxy-direct.com Follow the on-screen instructions available 24 hours	Call 1-866-241-6192 Follow the recorded instructions available 24 hours	Vote, sign and date this Proxy Card and return in the postage-paid envelope	Attend Shareholder Meeting ___________________ ___________________ on August 28, 2009

Important Notice Regarding the Availability of Proxy Materials for the Beta Hedged Strategies Fund
Shareholder Meeting to Be Held on August 28, 2009.
The Proxy Statement for this meeting is available at https://www.proxy-direct.com/hat20336

This proxy will be voted as specified below.  If the proxy is executed, but with respect to a particular proposal no specification is made, this proxy will be voted in favor of such proposal and in the discretion of the above-named proxies as to any other matter that may properly come before the Meeting or any adjournments or postponements thereof. Please indicate by filling in the appropriate box below.

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example:

☐       Mark this box to vote FOR all Proposals of fund(s) for which you own shares. (No other vote is necessary.)

1.	Not applicable

2.	To approve a new investment advisory agreement between Alternative Investment Partners, LLC, and AIP Alternative Strategies Funds
FOR	AGAINST	ABSTAIN
☐	☐	☐

3.	Not applicable

4.	To instruct the Board to approve a new investment advisory agreement between Alternative Investment Partners, LLC, and Underlying Funds Trust
FOR	AGAINST	ABSTAIN
☐	☐	☐

5.	Not applicable

6.	To instruct the Board to approve the retention of fees paid by AIP to the sub-advisers
FOR	AGAINST	ABSTAIN
☐	☐	☐

7.	Not applicable

 FOR CLASS C SHAREHOLDERS ONLY
8.	To approve the Distribution Plan and the retention of distribution fee payments made under the Distribution Plan since August 1, 2008
FOR	AGAINST	ABSTAIN
☐	☐	☐

9.	To elect the following additional Trustees to hold office until their respective successors have been duly elected and qualified:
Mr. Gregory S. Sellers, Mr. Steve E. Moss, Mr. H. Alexander Holmes and Mr. David B. Perkins

FOR ALL	AGAINST ALL	FOR ALL EXCEPT	ABSTAIN
☐	☐	☐

To withhold authority to vote, mark “For All Except” and write the Nominee’s name(s) on the line below.
        ______________________________________________________________________________

In their discretion, the named proxies may vote upon any other matters which may legally come before the Meeting, or any adjournments or postponements thereof.

EVERY VOTE IS IMPORTANT!  PLEASE VOTE TODAY USING ONE OF THE AVAILABLE OPTIONS!